Exhibit 10.2

U.S. Steel Corporation Minntac January 1, 1959 Lease and Operating Agreement

and all subsequent amendments through September 12, 2003

THIS INDENTURE, made and entered into as of the 1st day of January, 1959, by and between:

PHILIP L. RAY, RALPH BUDD, LOUIS W. HILL, JR., and WILFRID E. RUMBLE, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”;

and

UNITED STATES STEEL CORPORATION, a New Jersey corporation,

party of the second part, hereinafter referred to as “Lessee”,

W I T N E S S E T H:

The Lessors, for valuable considerations to them paid by the Lessee, receipt whereof is hereby acknowledged, and in further consideration of the covenants on the part of the Lessee to be kept, performed, and observed, as contained in that certain agreement executed simultaneously herewith between the parties hereto (hereinafter referred to as the “Operating Agreement”), do hereby let, lease, and demise unto the Lessee, until and including the 31st day of December, 2057, or until this lease will be sooner terminated in accordance with the provisions of said Operating Agreement, the following described lands and premises situated in the County of St. Louis and State of Minnesota, hereinafter referred to as the “demised premises”, to-wit:

The Southeast quarter of the Northeast quarter (SE¼ of NE¼), the East half of the Southwest quarter (E½ of SW¼), and the Southwest quarter of the Southeast quarter (SW¼ of SE¼) of Section Two (2); the Southwest quarter of the Northeast quarter (SW¼ of NE¼); and the Southeast quarter of the Northwest quarter (SE¼ of NW¼) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

The Southeast quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government survey thereof by Frank D. Howe in 1878; and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast quarter of the Northwest quarter (SE¼ of NW¼), and the West half of the Southwest quarter (W½ of SW¼) of Section One (1); the Northwest quarter (NW¼) and the Northeast quarter of the Southeast quarter (NE¼ of SE¼) of Section Two (2); the East half of the Northeast quarter (E½ of NE¼) of Section Three (3); the Northeast quarter of the Southwest quarter (NE¼ of SW¼), and the South half of the Southwest quarter (S½ of SW¼) of Section Five (5); the Southeast quarter of the Northeast quarter (SE¼ of NE¼) of Section Seven (7); the North half of the Northeast quarter (N½ of NE¼), the Southeast quarter of the Northeast quarter (SE¼ of NE¼), the Northeast quarter of the Northwest quarter (NE¼ of NW¼), the Southwest quarter of the Northwest quarter (SW¼ of NW¼), the North half of the Southwest quarter (N½ of SW¼), and the Southeast quarter (SE¼) of Section Eight (8); the Southwest quarter of the Northwest quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest quarter of the Northeast quarter (NW¼ of NE¼) and the Northeast quarter of the Northwest quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; and all the ores and minerals in, under, and upon also the North half of the Southwest quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; together with all of the mining and other privileges, rights, interests, and estates of the lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine, and remove said ores and minerals); all as such ores and minerals, privileges, rights, interests, and estates were excepted and reserved in prior deeds of record; and together with any and all right, title, and interest that the Lessors may hereafter acquire in or with respect to said lands.

Subject, however, to any and all public highways, railroad rights of way, and electric transmission or telephone lines upon said lands, and to any and all other rights and privileges listed in a schedule attached to said Operating Agreement.

2

TO HAVE AND TO HOLD THE SAME, together with all and singular the hereditaments and appurtenances thereunto belonging or in anywise appertaining, including all mining rights, interests and estates of the Lessors in and to said lands, and all right, title, interest, and estate of the Lessors under or by virtue of or in connection with all easements, licenses, rights of way, leases and other rights heretofore granted on, over or with respect to said lands or any part or parts thereof (excepting the Lessors’ interest under or by virtue of that certain mining lease granted to Skubic Bros. Company covering the Southeast quarter of the Northeast quarter (SE¼ of NE¼) of Section Two (2), Township Fifty-eight (58) North, Range Eighteen (18) West), for the purposes and upon and subject to the terms and provisions herein provided or referred to.

This lease is made and delivered for the purpose of granting to the Lessee, and the Lessee is hereby expressly granted, the exclusive rights and privileges (subject to mining leases heretofore granted) to explore for, mine, remove, beneficiate, and dispose of, for its own account, all the iron formation materials in said lands.

The further considerations for this lease and the rights, privileges, and obligations of the parties with respect to said lands and the use thereof, are all as set forth in said Operating Agreement; and this lease and said Operating Agreement shall always be considered and construed together, and they shall be deemed jointly to constitute but one agreement covering the rights, privileges, and obligations of the parties, reference to said Operating Agreement being hereby made for greater particularity.

3

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument in triplicate as of the day and year first above written.

Signed, Sealed and Delivered in Presence of:

/s/ Mary A. Olson		/s/ Philip L. Ray
Philip L. Ray

/s/ Dorothy A. Habermaier
As to Philip L. Ray

Signed, Sealed and Delivered in Presence of:

/s/ [illegible]		/s/ Ralph Budd
Ralph Budd

/s/ R. L. Pendlebury
As to Ralph Budd

/s/ Mary A. Olson		/s/ Louis W. Hill, Jr.
Louis W. Hill, Jr.

/s/ Dorothy A. Habermaier
As to Louis W. Hill, Jr.

/s/ Mary A. Olson		/s/ Wilfrid E. Rumble
Wilfrid E. Rumble

/s/ Dorothy A. Habermaier
As to Wilfrid E. Rumble		All as Trustees as aforesaid

UNITED STATES STEEL CORPORATION

/s/ Benjamin J. Blacik	by	/s/ Christian F. Beukema
President of its
Oliver Iron Mining Division

/s/ Emmey J. Prisk	Attest:	/s/ Howard P. Clarke
As to United States Steel Corporation		Its Assistant Secretary

4

STATE OF MINNESOTA,	)
) ss.
County of Ramsey.	)

On this 13th day of June, 1960 before me, a Notary Public within and for said County and State, appeared PHILIP L. RAY, LOUIS W. HILL, JR., and WILFRID E. RUMBLE, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Mary A. Olson
Notary Public
Ramsey County Minnesota My Commission Expires January 25, 1962

STATE OF CALIFORNIA,	)
) ss.
County of Santa Barbara.	)

On this 21st day of June, 1960, before me, a Notary Public within and for said County and State, appeared RALPH BUDD, to me personally known, who, being by me personally sworn, did say that he is a Trustee under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; and that as said Trustee he executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ R. L. Pendlebury
Notary Public
Santa Barbara County, California My Commission Expires July 8, 1962

5

STATE OF MINNESOTA,	)
) ss.
County of St. Louis.	)

On this 1st day of July, 1960, before me, a Notary Public within and for said County and State, personally appeared CHRISTIAN F. BEUKEMA, to me personally known, who, being by me duly sworn, did say that he is ___________ President of Oliver Iron Mining Division, UNITED STATES STEEL CORPORATION, a New Jersey corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said CHRISTIAN F. BEUKEMA acknowledged said instrument to be the free act and deed of said corporation.

/s/ E. J. Prisk
Notary Public
St. Louis County, Minnesota My Commission Expires Sept. 25, 1964

6

OPERATING AGREEMENT

THIS AGREEMENT, made and entered into as of the 1st day of January, 1959, by and between:

PHILIP L. RAY, RALPH BUDD, LOUIS W. HILL, JR., and WILFRID E. RUMBLE, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”;

and

UNITED STATES STEEL CORPORATION, a New Jersey corporation,

party of the second part, hereinafter referred to as “Lessee”,

W I T N E S S E T H:

WHEREAS, the Lessors have contemporaneously herewith executed and delivered to the Lessee a mining lease of all those certain tracts or parcels of land (hereinafter referred to as the “demised premises”) situated and being in the County of St. Louis and State of Minnesota described as follows, to-wit:

The Southeast quarter of the Northeast quarter (SE¼ of NE¼), the East half of the Southwest quarter (E½ of SW¼), and the Southwest quarter of the Southeast quarter (SW¼ of SE¼) of Section Two (2); the Southwest quarter of the Northeast quarter (SW¼ of NE¼); and the Southeast quarter of the Northwest quarter (SE¼ of NW¼) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

The Southeast quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6),

Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government survey thereof by Frank D. Howe in 1878; and all the ores and minerals in, under, and upon also Government Lots Two (2), and Three (3), the Southeast quarter of the Northwest quarter (SE¼ of NW¼), and the West half of the Southwest quarter (W½ of SW¼) of Section One (1); the Northwest quarter (NW¼), and the Northeast quarter of the Southeast quarter (NE¼ of SE¼) of Section Two (2); the East half of the Northeast quarter (E½ of NE¼) of Section Three (3); the Northeast quarter of the Southwest quarter (NE¼ of SW¼), and the South half of the Southwest quarter (S½ of SW¼) of Section Five (5); the Southeast quarter of the Northeast quarter (SE¼ of NE¼) of Section Seven (7); the North half of the Northeast quarter (N½ of NE¼), the Southeast quarter of the Northeast quarter (SE¼ of NE¼), the Northeast quarter of the Northwest quarter (NE¼ of NW¼), the Southwest quarter of the Northwest quarter (SW¼ of NW¼), the North half of the Southwest quarter (N½ of SW¼), and the Southeast quarter (SE¼) of Section Eight (8); the Southwest quarter of the Northwest quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest quarter of the Northeast quarter (NW¼ of NE¼) and the Northeast quarter of the Northwest quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; and all the ores and minerals in, under, and upon also the North half of the Southwest quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; together with all of the mining and other privileges, rights, interests, and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine, and remove said ores and minerals); all as such ores and minerals, privileges, rights, interests, and estates were excepted and reserved in prior deeds of record; and together with any and all right, title, and interest that the Lessors may hereafter acquire in or with respect to said lands.

Subject, however, to any and all public highways, railroad rights of way, and electric transmission or telephone lines upon the demised premises, and to any and all other rights and privileges listed in a schedule attached hereto, marked “Exhibit A”, and made a part hereof.

NOW, THEREFORE, in consideration of the premises and of the making of said mining lease and of the mutual agreements hereinafter stated, the parties hereto hereby agree unto and with each other as follows:

Section 1 - Purpose

The demised premises are by said mining lease demised for the purpose of granting to the Lessee the exclusive rights and privileges (subject to mining leases heretofore granted) to explore for, mine, remove, beneficiate, and dispose of, for its own account, all the iron formation materials in the demised premises, together with the rights and privileges, insofar as the Lessors may have and may lawfully grant, to cave the surface of the said lands, to make any or all use of the said lands and thereon or therein to place, erect, construct, maintain, and use all such buildings, plants, structures, railroads, roadways, pipe lines, equipment, and facilities, and to make all such excavations, openings, ditches, drains, improvements, and changes, all as the Lessee will deem necessary or useful for any of the purposes aforesaid or for any subsidiary purposes connected therewith.

Section 2 - Lessors’ Covenants of Title

The Lessors, in their capacities only as trustees as aforesaid and not in their respective individual capacities and with intention to bind the aforesaid trust estate of which they are trustees and not to bind themselves personally, hereby covenant unto and with the Lessee that they are lawfully seized in fee simple of the demised premises and that the demised premises are free from all encumbrances except as aforesaid; that the Lessors have good right to lease the same in the manner and form aforesaid; and that the Lessee, its successors or assigns, keeping, performing, and observing each of the agreements and conditions to be kept, performed, and observed by it as herein provided or referred to, the Lessors, their successors and assigns, shall warrant and defend the Lessee, its successors and assigns, in the quiet and peaceable possession of the demised premises, subject to the matters above stated or referred to, for the uses and purposes herein provided or referred to, during the continuance of the lease, against all persons lawfully claiming or to claim the whole or any part thereof.

Section 3 - Definitions

Wherever used in this Operating Agreement, the following terms and words shall be understood to mean as follows:

The term “merchantable ore” shall be taken to mean all iron formation materials that in their respective natural state without beneficiation of any kind other than crushing or dry screening or both and the elimination of rejects, can be mined, shipped and sold by the Lessee on the market at a reasonable profit, after taking into consideration all direct and indirect costs of the Lessee with respect to such ore, in the year with respect to which the question of merchantability arises.

The term “non-merchantable ore” shall be taken to mean all iron formation materials that in their respective natural state will not be included within the definition of merchantable ore as stated above.

The term “ore” when used alone shall be taken to mean merchantable ore and non-merchantable ore as stated above.

The term “merchantable concentrate” shall be taken to mean the merchantable product resulting from the beneficiation of non-merchantable ore and not the residue nor any tailings (whether fine tailings or coarse tailings) resulting therefrom.

The term “taconite ore” shall be taken to mean all non-merchantable ore in which the iron oxide is so finely disseminated that substantially all of the iron-bearing particles of merchantable grade are smaller than 20 mesh and from which, in accordance with good engineering and metallurgical practice, a merchantable concentrate cannot be made without involving treatment by fine grinding, magnetic separation, flotation, or some other method or methods other than or in addition to one or more of the following methods: crushing, screening, straight washing, jigging, heavy media separation, spirals, cyclones, roasting, drying through the use of fuel, sintering, or agglomerating.

The terms “ship”, “shipped”, and “shipment” shall each be taken to mean (1) when used with reference to merchantable ore, the removal of such ore from the demised premises for any purpose other than stockpiling; (2) when used with reference to taconite ore, the removal of such ore from the demised premises for any purpose other than stockpiling; (3) when used with reference to non-merchantable ore other than taconite ore, the removal of such ore from the demised premises for any purpose other than stockpiling or beneficiation; (4) when used with reference to merchantable concentrates produced from non-merchantable ore other than taconite ore, the removal of such merchantable concentrates from the place of beneficiation for any purpose other than stockpiling; and (5) when used with reference to any ore or merchantable concentrates produced from non-merchantable ore other than taconite ore, stockpiled pursuant to the provisions of this Operating Agreement, the removal thereof from the premises upon which stockpiled for any purpose other than restockpiling in accordance with the provisions of this Operating Agreement or other than beneficiation in the case of non-merchantable ore other than taconite. For the purpose of computing and accounting for royalty, the time of each shipment, in all cases, shall more particularly be the day when such ores or merchantable concentrates will be weighed, as hereinafter provided, in the course of each shipment. Wasting of non-merchantable ore as authorized by Section 4 hereof shall be excluded as within the above definition.

The word “ton” shall be taken to mean a gross ton of two thousand two hundred forty (2,240) pounds avoirdupois.

Section 4 - Manner of Mining - Waste

The mining of the ore and all the work and operations hereunder by or under the Lessee shall be conducted and carried on in such manner only as is usual and customary in skillful and proper mining operations of similar character elsewhere conducted in the Lake Superior District, and in accordance with the requirements of good engineering, and so as not to do, cause, or permit, except as may be reasonably necessary in the skillful and proper mining out of such ore, any unusual permanent waste or injury to the demised premises so as to interfere with the subsequent operations thereof for mining purposes.

All merchantable ore, when encountered in mineable quantities, shall be mined clean as the mining progresses, allowing only for such waste thereof as necessarily occurs in skillful and proper mining operations of similar character elsewhere conducted in the Lake Superior District.

The Lessee may waste such non-merchantable ore from the demised premises that, at the time of wasting thereof, (a) cannot economically be beneficiated into a merchantable concentrate and (b) has no probability of becoming susceptible to such beneficiation. “Wasting” shall be understood to include, but not be limited to, the mixing of such non-merchantable ore with similar non-merchantable ore from other lands or with non-iron formation materials, and the use or sale or other disposition of such non-merchantable ore for other than metallurgical purposes, such as road building materials, ballast, fill or similar purposes. The removal of such non-merchantable ore from the demised premises and the wasting thereof shall not cause royalty to accrue thereon. If the Lessors will serve written notice upon the Lessee objecting to any specific practice of wasting non-merchantable ore, the Lessee shall immediately cease the practice objected to until such time that the Lessors concur, or that it be established by arbitration as hereinafter provided, that such specific practice did involve only non-merchantable ore authorized to be wasted by the foregoing provision.

It is understood that the Lessee shall be under no duty or obligation, either expressed or implied, to open up or develop or to continue to operate any mine or mines in the demised premises. Nothing herein contained shall require the Lessee to develop a separate shaft or shafts in the demised premises nor prevent the Lessee from developing any mine or operations in the demised premises solely through or in connection with Lessee’s operations on or in any adjoining or nearby property or properties.

Section 5 - Placing of Stockpiles and Waste Dumps on Demised Premises

Ores and waste materials encountered by the Lessee in its operations hereunder may be deposited upon the demised premises on areas approved in advance by the Lessors and in such manner only as not unreasonably to interfere with the future operation of any mine or mines thereon, provided such future operations will be conducted in accordance with mining practice that was usual and customary at the time such ores or waste materials were deposited upon the demised premises.

Section 6 - Right to Beneficiate - Accrual of Royalty

The Lessee shall have the right and privilege, but shall not be required, to beneficiate for the purpose of improving its character or quality any or all non-merchantable ores. Non-merchantable ores may be beneficiated by crushing, screening, washing, jigging, heavy media separation, spirals, cyclones, roasting, flotation, magnetic separation, or other processes that may be developed, by drying by the use of fuel or otherwise, or by agglomerating by roasting, sintering, or any other suitable means, or by any combination thereof, so as to make a merchantable concentrate. Such beneficiation shall be done with suitable and proper machinery and appliances and in a careful, good and workmanlike manner, according to good engineering practices and so as not to cause any greater waste of such non-merchantable ore than is necessary in order to produce a merchantable concentrate. All non-merchantable ore mined and removed from the demised premises to a concentrating plant for the purpose of beneficiation, shall be beneficiated, and the merchantable concentrates from non-merchantable ore other than taconite ore shall be shipped, within the time or times hereinafter provided.

Royalty shall accrue upon taconite ore when such ore will be shipped to the concentrating plant for beneficiation. Royalty shall accrue upon non-merchantable ore other than taconite ore when the merchantable concentrates produced therefrom will be shipped, whereupon the royalty, at the rate hereinafter provided, shall accrue upon the weight of the merchantable concentrates and not upon such non-merchantable ore as mined nor upon the tailings nor any residue of such beneficiation.

Section 7 - Residue

The tailings or residue material remaining after the beneficiation of taconite ore mined from the demised premises shall belong to the Lessee, excepting such tailings or residue material that will have been placed upon the demised premises and will remain thereon after the termination of the lease.

The tailings or residue material remaining after the beneficiation of non-merchantable ore other than taconite ore mined from the demised premises shall belong to the Lessors, subject to the rights of the Lessee hereunder, and may be kept separate or, subject to the provisions of the fifth paragraph of this section, may be commingled with similar material produced from beneficiation of non-merchantable ore mined from other lands. The Lessors’ proportionate interests in any such commingled tailings or residue material shall be the ratio of the iron units contributed by the demised premises to the total of iron units in the commingled tailings or residue material contributed by all sources; and the Lessee shall make such determinations of weights and analyses, and shall keep and make available to the Lessors such records and data, as will be reasonably necessary to indicate such proportionate interests of the Lessors in such commingled tailings or residue material.

During the continuance of the lease, the Lessee may beneficiate all tailings or residue material remaining after the beneficiation by the Lessee of non-merchantable ore other than taconite ore mined from, or allocated to, the demised premises, and ship the product of such beneficiation, paying royalty thereon at the respective rates herein provided for Class B ore or Class C ore, depending upon the quality and characteristics of the tailings or residue material, as such, so beneficiated.

If any tailings or residue material belonging to the Lessors, or any such commingled tailings or residue material, will be deposited on lands not owned by the Lessors, the Lessee shall first grant or secure from the owner thereof a written agreement properly recognizing, protecting, and preserving the interests and rights of the Lessors in all such tailings or residue material. Such written agreement shall be one that is satisfactory to the Lessors, but the Lessors shall not unreasonably withhold their approval.

Before the Lessee beneficiates any non-merchantable ore other than taconite ore from the demised premises and commingles the tailings or residue materials therefrom, the parties hereto will enter into a further commingling agreement establishing, in more detail, appropriate methods and procedures with respect to accounting for, and the preservation and protection of, the respective rights and interests of all parties having any rights and interests in any such commingled tailings or residue material. Such commingling agreement shall be one that is satisfactory to the Lessors, but the Lessors shall not unreasonably delay the consummation thereof, demand that any unreasonable terms or conditions be contained in said agreement nor demand that any of the terms or conditions of the lease or of this Operating Agreement be changed as a condition precedent or subsequent to the execution by the Lessors of such agreement.

Section 8 - Ores and Merchantable Concentrates From Demised Premises to Be Kept Separate

Except as herein otherwise expressly provided, all ores mined from the demised premises shall be kept separate and apart from ores mined from other lands until after the merchantable ore or taconite ore or the merchantable concentrates from non-merchantable ore other than taconite ore from the demised premises will have been weighed respectively, as herein provided, for the determination of the amounts of royalty due the Lessors.

Section 9 - Mixing of Ores and Merchantable Concentrates

The Lessee shall have the right and privilege at any time, and so long as it may hold similar rights and privileges on or in connection with any other property or properties at the time owned or controlled by the Lessee, of mixing (1) in stockpile or at the commencement of shipment, merchantable ore mined from the demised premises with merchantable ore of similar character and quality mined from any such other property; (2) in stockpile or at the commencement of shipment or, prior to the time of weighing as required by Section 15 hereof, during the beneficiation process, taconite ore mined from the demised premises with taconite ore of similar character and quality mined from any such other property; (3) in stockpile or at any stage in the beneficiation process, non-merchantable ore other than taconite ore mined from the demised premises with non-merchantable ore of similar character and quality mined from any such other property; and (4) in stockpile or at the commencement of shipment, merchantable concentrates produced from non-merchantable ore other than taconite ore mined from the demised premises with merchantable concentrates of similar character and quality produced from non-merchantable ore mined from any such other property; PROVIDED, however, that whenever the Lessee will do any such mixing, it shall keep accurate separate accounts and records of the respective quantities of ores or merchantable concentrates mined or derived from the demised premises and from such other property contributed to each such mixture, either by weighing the same or by use of uniform size cars, trucks, or other containers or measure uniformly filled.

Of each such mixture of merchantable ores or of taconite ores or of merchantable concentrates, or of the total merchantable concentrates produced from the beneficiation of each such mixture of non-merchantable ores other than taconite ores, that proportion thereof shall, in the absence of fraud, be conclusively deemed to have been derived from the demised premises that will bear the same relation to the total of such mixture as the quantity, determined as in this section hereinbefore provided, of the ores or merchantable concentrates from the demised premises contributed to such mixture will bear to the total quantity, similarly determined, of the ores or merchantable concentrates from all properties contributed to such mixture. The actual weights, as hereinafter provided in Section 15, of each shipment of or from any such mixture of merchantable ores or of taconite ores or of merchantable concentrates, or of merchantable concentrates produced from the beneficiation of any such mixture of non-merchantable ores other than taconite ores, shall be apportioned to the respective properties contributing thereto in accordance with the provisions set forth above.

Each stockpile of such mixed ores or merchantable concentrates and the actual weights, as hereinafter provided, of each shipment therefrom shall be apportioned in the same manner and accredited to each of the respective properties contributing thereto. If contributions have been made to any stockpile during more than one stockpile year, shipments made after the first such year shall be computed on a stockpile year basis, July 1 to June 30, and shall be deemed to have come from the earliest year’s contributions until a tonnage equal to the total estimated contributions to such stockpile during such earliest year will have been shipped, so that all shipments made from stockpile shall be deemed to be from the oldest ore or merchantable concentrates (in terms of stockpile years) in said stockpile. The basis of apportionment of any so-called “overrun” or “underrun” of any such stockpile shall be the quantity of ore or merchantable concentrates, as determined in the manner set forth above, contributed thereto by each property since the last previous cleanup of such stockpile.

Section 10 – Royalty

The Lessee agrees to pay royalty to the Lessors on or before the 20th days of April, July, October, and January (hereinafter referred to as “quarter days”) in each year during the term of the lease or until the lease will be sooner terminated, at the rate or rates hereinafter provided, in effect at the time of shipment, for all merchantable ore, taconite ore, and merchantable concentrates produced from non-merchantable ore other than taconite ore, derived from the demised premises, that will have been shipped by the Lessee during the three (3) months preceding the first day of the month in which such payment will be made.

The rates of royalty per ton (plus the additional amount, if any, as provided hereafter in this Section 10) shall be respectively as follows:

Class A Ore: On Class A ore the rate of royalty per ton shall be   *** .

Class A ore shall be understood to mean all merchantable ore.

Class B Ore: On Class B ore the rate of royalty per ton shall be   *** .

Class B ore shall be understood to mean all merchantable concentrates produced from non-merchantable ore other than taconite ore.

Class C Ore: On Class C ore the rate of royalty per ton shall be   ***   plus the product resulting from multiplying   ***  , hereinafter referred to as the “reference rate”, by the per cent of weight recovery of taconite ore as defined in Section 10 (b) hereof.

Class C ore shall be understood to mean all taconite ore.

On any non-merchantable ore shipped to market direct without beneficiation of any kind and on any non-merchantable ore, after crushing or dry screening or both, shipped to market in all its fractional parts without further beneficiation of any kind to all or any fractional part thereof, the royalty rate per ton shall be at the rate provided for Class A ore; and any such non-merchantable ore shall be accounted for within the meaning of the several provisions of this lease as “merchantable ore” shipped.

If the current market value (as such term is defined in Section 10 (a) hereof) at Lake Erie ports of standard grade Mesabi Range Bessemer iron ore analyzing 51.50 per cent iron, natural analysis, will exceed   ***   per gross ton, said royalty rates for Class A ore and Class B ore and said reference rate for Class C ore, respectively, shall be increased by   ***   of such excess value.

Section 10 (a) - Determination of Current Market Value at Lake Erie Ports of Mesabi Range Bessemer Ore

The current market value at Lake Erie ports of standard grade Mesabi Range Bessemer iron ore analyzing 51.50 per cent natural iron, referred to in Section 10 hereof, shall be determined as of the time of shipment of the particular ore or merchantable concentrates with respect to which royalty will be from time to time payable hereunder, and shall be understood to mean the then currently published price of such standard grade ore delivered at rail of vessel at Lake Erie ports, as published in Iron Age or other recognized trade paper.

In the event that there will be no such published price of said standard grade Mesabi Range Bessemer iron ore analyzing 51.50 per cent iron, natural analysis, then such current market value thereof at Lake Erie ports shall be fixed by mutual agreement between the Lessee and the Lessors, or in the event they are unable to reach an agreement as to such current market value, then by arbitration as provided in Section 28 hereof.

Section 10 (b) - Determination of Weight Recovery Factor

For computing the amount of royalty due on Class C ore, the factor of the per cent of weight recovery of taconite ore (hereinafter called “recovery factor”) shall be the quotient resulting from dividing the quantity of merchantable concentrates produced by the Lessee from a beneficiation plant by the quantity of taconite ore from all property sources processed therein to produce such quantity of such concentrates. The recovery factor shall be determined for each calendar year separately for each beneficiation plant, and each recovery factor shall be used, as hereinafter in this Section provided, in accounting for the royalty on the quantity of taconite ore from the demised premises entering the respective beneficiation plant.

For the purpose of determining the recovery factor, the quantities of taconite ore from all property sources entering a beneficiation plant and the quantities of merchantable concentrates produced therefrom and shipped directly from the beneficiation plant or placed into stockpile shall be weighed in a manner authorized by Section 15 hereof. Each recovery factor shall be determined to the nearest one-thousandth of one per cent.

It is agreed that the quantity of merchantable concentrates to be taken into account in determining the recovery factor shall be the weight of concentrates from taconite ore in the form of agglomerates produced by one of the processes now commonly known as pelletizing, nodulizing, or sintering and by using additives only for agglomeration binding purposes. If the Lessee elects, as it may, (a) not to agglomerate as a continuous process any or all of the product of concentration (i.e. the product resulting from beneficiation to the point of completion of reject elimination other than that to occur during the agglomeration process), or (b) to make from such product of concentration a special agglomerate by using additives other than as required for agglomeration binding (such as self-fluxing agglomerates), or (c) to make from such product of concentration an agglomerate by a process other than pelletizing, nodulizing, or sintering (such as blocking or briquetting) or (d) to submit directly such product of concentration to a reduction process, then in any such event the quantity of such product of concentration, either shipped directly from the beneficiation plant or placed into stockpile or so made into such special agglomerate or so made into an agglomerate by a process other than pelletizing, nodulizing, or sintering, or submitted to direct reduction processing, shall be appropriately adjusted to account for the loss of weight, by reason of the difference in moisture content, to be expected if such product of concentration were to be agglomerated by pelletizing, nodulizing, or sintering. Such adjustment shall be made by computing the weight of such product of concentration upon elimination of all moisture above 2% natural moisture. For such weight conversion purposes, the Lessee shall take such samplings of such product of concentration as will be sufficient in number and timeliness to produce, in accordance with good engineering practice, a true representation of the moisture content of such product of concentration and shall weigh such product of concentration in a manner authorized by Section 15 hereof.

Royalty on all Class C ore from the demised premises entering a beneficiation plant during each calendar year shall be computed by using the recovery factor experienced in the beneficiation plant during the last preceding full calendar year of plant operation, or if it is the first year of plant operation, by using the recovery factor of .31500. Beneficiation plant operation for 180, or more, days in a calendar year shall constitute a “full calendar year of plant operation”.

Section 11 - Minimum Royalty

The Lessee covenants and agrees that during the continuance of the lease it shall pay to the Lessors, as rent for the demised premises or as royalty for the Class A ore, Class B ore, and Class C ore shipped as aforesaid, an annual calendar year minimum rental or royalty at the rate of at least   ***   during the period of five (5) years from and after December 31, 1958; and at the rate of at least   ***   during the period of five (5) years from and after December 31, 1963; and at the rate of at least   *** during the period of five (5) years from and after December 31, 1968; and at the rate of at least   ***   during the period of five (5) years from and after December 31, 1973; and at the rate of at least   ***   for each calendar year from and after December 31, 1978.

Upon any termination of the lease, whether by surrender by the Lessee or otherwise, the Lessee shall pay to the Lessors, as such minimum rental or royalty, the minimum amount payable for the year in which such termination will occur if such termination will occur on December 31st of such year, or prorated for the portion of the year that will have expired at the date of termination if such termination will occur prior to December 31st of such year.

Section 12 - Advance or Prepaid Royalty

Said annual minimum sums shall be paid as aforesaid, whether any ore will have been mined or shipped from the demised premises or in fact exists therein or not, in quarterly installments payable upon each of the quarter days above specified, for the three (3) months preceding the first day of the month in which such payment is to be made, and each sum so paid shall be applied, so far as necessary or so far as it will go, in satisfaction of the royalty payable for the Class A ore, Class B ore, and Class C ore shipped by the Lessee during such quarter year. If the sum paid for any such quarter year will exceed the amount of royalty on the Class A ore, Class B ore, and Class C ore shipped during such quarter year, such excess shall be deemed to be and treated as advance or prepaid royalty, which the Lessee shall be entitled to apply in settlement of the royalty payable, at the rate or rates above provided, on Class A ore, Class B ore, and Class C ore shipped in any subsequent quarter of the same or any subsequent year in excess of one-fourth (1/4) of the agreed minimum payment to be made for that year, until by such application or applications such advance or prepaid royalty will be exhausted; but in no event shall the Lessors be liable to refund such advance or prepaid royalty. Any royalty actually paid upon Class A ore, Class B ore, and Class C ore shipped in any quarter year in excess of one-fourth (1/4) of the agreed minimum payment to be made for that year shall be in discharge insofar as such excess royalty will go, of the obligation to pay rent for any subsequent quarter or quarters of the same calendar year.

Section 13 - Payment of Royalty by Application of Lessee’s Surface Acquisition Costs

It is understood that the Lessee has acquired surface ownerships of several of the lands hereinbefore described in which the Lessors own only the mineral estates leased to Lessee, and that the Lessee intends, but is not hereby obligated, to acquire the surface ownerships of the remainder of said lands. It is agreed, in accordance with the provisions of this Section 13, that the Lessee shall apply its past and future costs, as herein defined, of acquiring such surface ownerships in satisfaction of the royalties to become due under this Operating Agreement for Class A ore, Class B ore, and Class C ore shipped by the Lessee, and that such surface ownerships shall then be conveyed by the Lessee to the Lessors.

The Lessee has concurrently herewith furnished the Lessors with a statement of such surface ownerships the Lessee has acquired to date, listing the surface ownerships in sequence of date of acquisition and stating after each surface ownership the respective acquisition costs. If undivided interests in any such surface ownerships were, or will be, acquired upon different dates, the acquisition of such surface ownerships were or shall be deemed complete upon the date of acquisition of the last remaining undivided interest therein outstanding in third parties.

The Lessee shall obtain the concurrence of the Lessors to the terms of each transaction before acquiring the surface ownerships of the remainder of said lands. Such surface ownerships shall be added to the aforesaid statement in sequence of their respective dates of acquisition.

The acquisition cost to be allowed as a credit upon royalties as herein provided shall be limited to the purchase price, realtors’ fees, appraisers’ fees, abstract of title costs, attorneys’ fees and legal expenses in connection with title examination or procurement of new certificates of title, recording fees, and similar out-of-pocket items (excluding salaries of Lessee’s employees) paid by the Lessee for, or in connection with, such acquisitions, and the ad valorem taxes paid by the Lessee in 1959 and prior years upon such surface ownerships acquired by it prior to January 1, 1959. If the purchase price will be, in total or in part, an exchange of land owned by the Lessee, the value of such exchange land shall be the Lessee’s acquisition cost thereof, as herein defined (excepting ad valorem taxes paid thereon), plus any platting and improvement costs paid by the Lessee and allocable thereto. There shall be deducted, from time to time, from the respective acquisition costs any amount actually realized by Lessee in reduction of Federal and Minnesota income taxes payable by it by reason of the taking of allowable depreciation or casualty loss upon any buildings acquired as a part of the acquisition of said surface ownerships and any net amount, after taxes, actually realized by the Lessee upon the sale of such buildings.

At such time or times during the continuance of the lease when the royalty payable for Class A ore, Class B ore, and Class C ore shipped by the Lessee during a quarter year will exceed the agreed minimum payment to be made for that quarter year and there will then be no, or insufficient, advance or prepaid royalty previously paid to the Lessors under Section 11 hereof to be applied in settlement of such excess royalty, the Lessee shall apply said acquisition costs in settlement of such excess royalty then payable, until by such application or applications such acquisition costs will thereby be exhausted; provided, however, that only one-half (1/2) of such excess royalty payable on any such quarter day will be thus settled and that any excess royalty thus settled shall not affect the amount of minimum royalty required to be paid by Sections 11 and 12 hereof in any subsequent quarter or quarters of the same calendar year.

When and as the application or applications of such acquisition costs in settlement of excess royalty will equal in amount the several acquisition costs of each of such surface ownerships, taking the same in sequence according to the date of respective acquisition, the Lessee shall, from time to time, convey that respective surface ownership to the Lessors, or their nominee, by warranty deed, reserving therein a leasehold interest for the remaining term of the lease and subject to all and singular the terms and conditions of the lease and this Operating Agreement. After each of such conveyances, the surface lands so conveyed shall be deemed a part of the lease and included herein under the references to the “demised premises”, except as otherwise herein specifically provided.

If, upon the termination of the lease for any reason, there will then have been such an application or applications of acquisition costs in an amount less than the respective acquisition costs of the surface ownership next in sequence on said list, then the Lessors shall pay to the Lessee such balance of the respective acquisition costs of such surface ownership, and the Lessee shall convey the same, by warranty deed, to the Lessors, or their nominee. All other surface ownerships as to which there will have been no application of their respective acquisition costs in settlement of excess royalty shall remain the property of the Lessee free and clear of any rights or interests therein of the Lessors.

Until such conveyances of said surface ownerships by the Lessee to the Lessors, the Lessee may make such use of said surface lands as it could make if said surface lands were a part of the demised premises under the lease and this Operating Agreement from the date hereof, and the Lessee agrees to pay the taxes levied thereon and to protect the titles thereto, all in accordance with the provisions of this Operating Agreement applicable to the demised premises.

Section 14 - Place of Payment of Royalty

The several payments of royalty herein required to be made to the Lessors shall be made in lawful money of the United States of America or by checks delivered in the usual course of business to the Lessors at such address, or at and to such bank, as the Lessors may from time to time designate by written notice to the Lessee. Any bank or banks so designated shall be deemed the agent of the Lessors for the purpose of receiving, collecting, and receipting for such payments.

Section 15 – Weights

The Lessee shall cause all Class A ores, Class B ores, and Class C ores derived from the demised premises and shipped by it to be weighed by the railroad company transporting the same, upon its regular scales, or by the Lessee upon platform scales or a belt weighing device or other weighing device in practical use now or hereafter in connection with mining or beneficiation operations, that may be installed by the Lessee either upon the demised premises or upon other land conveniently located at or near a place of beneficiation or of stockpiling. The Lessors and the Lessee shall each have the right to inspect, review, and test the correctness of said railroad company’s scales and weights, and of the other scales or weighing devices installed by the Lessee and the weights shown thereby, and the manner and method of weighing, at any time and in such manner as they may respectively see fit to adopt, it being understood that any errors in these respects, when ascertained, shall be promptly recognized and corrected.

The weighing of Class C ore may be postponed to an intermediate stage in the beneficiation process, but in any event to be done prior to the elimination in the beneficiation process of any waste material therefrom. If, prior to weighing, Class C ore derived from the demised premises will be mixed in the beneficiation plant with taconite ore from other properties, as authorized by Section 9 hereof, the actual weights of the mixed ores entering the beneficiation plant during each shift of plant operation shall be apportioned to the respective properties contributing thereto in accordance with the provisions of Section 9 hereof.

Section 16 - Monthly Reports

The Lessee shall furnish to the Lessors on or before the 20th day of each calendar month a detailed report stating separately the respective quantities of Class A ore, Class B ore, and Class C ore derived from the demised premises that will have been shipped by the Lessee during the preceding calendar month. Such monthly report for the third month of each calendar quarter year may be combined as part of the quarterly report required by Section 17.

The Lessee shall also furnish to the Lessors on or before the 20th day of each calendar month a report concerning ores and merchantable concentrates from the demised premises showing for the preceding calendar month the following, to-wit: (1) the analyses and estimated or actual quantities of all non-merchantable ore other than taconite ore removed directly from the demised premises or from stockpile that entered a beneficiation plant (separated as to respective quantities thereof for each beneficiation plant and for each source of said ore); (2) the analyses and estimated quantities of all non-merchantable ore placed in stockpile and not beneficiated during said month (separated as to the respective quantities thereof for each stockpile); (3) the estimated quantities of all merchantable ore placed in stockpile and not shipped therefrom during said month (separated as to the respective quantities thereof for each stockpile); (4) the analyses and estimated or actual quantities of merchantable concentrates derived from non-merchantable ore other than taconite ore placed into stockpile and not shipped therefrom during said month (separated as to the respective quantities thereof for each stockpile); (5) the analyses and quantities of any tailings or residue materials resulting from the beneficiation of non-merchantable ore other than taconite ore (separated as to the respective quantities thereof for each place of disposal); and (6) the analyses and estimated or actual quantities of non-merchantable ore wasted under the provisions of Section 4 hereof.

The monthly reports herein specified shall be required of the Lessee only as to such items, if any, active during each calendar month.

In the event that any ores or merchantable concentrates from the demised premises will be mixed with ores or merchantable concentrates from other properties, in accordance with the provisions hereinbefore contained, such monthly reports shall reasonably disclose all relevant facts in connection with such mixtures and the determinations and allocations based thereon.

Statements of weights shown by railroad scales shall be certified by an officer or agent of the railroad company. Statements of weights shown by the scales or other weighing device installed by the Lessee, or quantities determined by other methods hereinbefore provided for, shall be certified by a representative of the Lessee having knowledge of the facts, and if such scales or weighing device automatically print such weights in duplicate, the Lessee shall send one of each such duplicate weight slips to such representative as the Lessors may designate as its agent to receive such weight slips.

Section 17 - Quarterly Reports

At the time of making each quarterly payment of royalty, the Lessee shall furnish to the Lessors: (1) An exact statement that will show separately the respective quantities of Class A ore, Class B ore, and Class C ore shipped by the Lessee during the preceding quarter and on which royalty is payable; (2) a statement of the then applicable current market value of standard grade Mesabi Range Bessemer iron ore analyzing 51.50 per cent iron, natural analysis, as determined in accordance with the provisions of Section 10 (a) hereof; and (3) in the case of royalty then being payable for Class C ore, a statement of the recovery factor or factors being used in the computation of such royalty, as determined and authorized in accordance with the provisions of Section 10 (b) hereof.

Section 18 - Other Information to Be Furnished by Lessee

On or before the first day of March in each year during the continuance of the lease, the Lessee shall furnish to the Lessors, upon request, copies of the Lessee’s annual open pit and underground maps and cross sections of the demised premises as of the first day of January of such year.

At reasonable intervals, the Lessee shall furnish to the Lessors at their request: (1) Such information concerning the ores mined from the demised premises or remaining therein as the Lessors may reasonably request and as the Lessee customarily obtains for its own records, and (2) such reports or statements with respect to any beneficiation operations conducted by the Lessee as the Lessors may reasonably request and as will be reasonably necessary to protect the Lessors’ interest in non-merchantable ore from the demised premises beneficiated or to be beneficiated thereby.

Section 19 - Use of Demised Premises for Cross-Mining

The Lessee is hereby granted the rights and privileges, to the extent that the Lessors may lawfully grant the same, during the continuance of the lease to use the demised premises (including the surface thereof) for any purpose auxiliary to the carrying on of any mining operations either in the demised premises or in any other lands and for the enjoyment of such other cross-mining rights and privileges as may be necessary or convenient from time to time in the conduct of any such mining operations; provided, that such use by the Lessee of the demised premises shall not unreasonably interfere with the future operation of any mine or mines therein. Without limiting the generality of the foregoing, it is understood that (1) any and all ores and waste materials from other lands may be mined, removed, and hoisted over or across the demised premises or through a shaft, incline, openings, or pits in or upon the demised premises, by any means whatsoever; (2) the Lessee may construct and use in and upon the demised premises all such roads, railroad tracks, plants, structures, buildings, power lines, pipe lines, and other facilities and improvements and make all such excavations, pits, shafts, and openings therein as may be necessary or convenient for use in the conduct of any such mining operations; (3) merchantable ores and merchantable concentrates from other lands may be stockpiled upon the demised premises, provided, that the same shall be removed from the demised premises on or before the termination in any manner of the lease, the Lessors hereby agreeing to recognize the rights and interests of the owners of such other lands in and to any such merchantable ores and merchantable concentrates mined therefrom and stockpiled upon the demised premises; and (4) non-merchantable ores and waste materials from other lands may be stockpiled or wasted upon the demised premises, provided, that the lessee shall notify the Lessors of the proposed location of any such stockpile grounds and waste dumps and shall furnish the Lessors with the Lessee’s best information as to the ores and minerals, if any, underlying such proposed location, and if the Lessors will reasonably believe that stockpiling or depositing materials on such proposed location will unreasonably interfere with subsequent mining operations in the demised premises, the Lessors and Lessee shall agree on an alternative location if available and in the absence of such agreement shall submit the matter to arbitration as hereinafter provided.

Section 20 - Use of Other Lands for Cross-Mining

The Lessee may mine, remove, and hoist any and all ores and waste materials from the demised premises over or across other lands or through a shaft, incline, openings, or pits in or upon other lands, by any means whatsoever, and may stockpile any ores or merchantable concentrates from the demised premises upon stockpile grounds situated upon other lands. Except as herein otherwise provided, all such ores and merchantable concentrates from the demised premises so stockpiled upon other lands shall at all times be kept entirely separate and distinct from any ores or merchantable concentrates removed from other lands, until the same will have been shipped and weighed as herein provided. The beneficiation of non-merchantable ore, as herein permitted, may be carried on either upon the demised premises or upon other lands, and the product of such beneficiation, at any stage in such process, may be stockpiled on other lands. The respective rights and interests of the Lessors and the Lessee in and to any ores and merchantable concentrates from the demised premises so stockpiled upon other lands shall not be divested by the removal thereof from the demised premises, and unless such other lands are owned by the Lessors, the Lessee shall first secure from the owner or owners of such other lands a written agreement properly recognizing and fully protecting and preserving the rights and interests of the Lessors in and to such ores and merchantable concentrates; provided, that if the Lessee is the owner of such other lands, such written agreement shall be granted by the Lessee upon the termination, in any manner, of the lease as to such ores and merchantable concentrates then in stockpile on such other lands.

It is understood that the removal of any ores or merchantable concentrates from the demised premises to other lands for stockpiling under the provisions of this Section 20 shall not be treated as a shipment thereof so as to require the payment of royalty thereon, but royalty upon such ores and merchantable concentrates so removed and stockpiled upon such other lands shall become due and payable only if and when the same will be shipped from such stockpile.

Section 21 - Ores and Merchantable Concentrates Stockpiled on Other Lands to Be Shipped Upon Termination of Lease

On or before any termination of the lease, if the date of termination will be prior to August first of any year, all merchantable ores and merchantable concentrates from non-merchantable ores other than taconite ore from the demised premises stockpiled upon other lands shall be shipped, and all non-merchantable ores removed from the demised premises to a plant for the purpose of beneficiation shall be beneficiated and shipped, during that calendar year and the royalty thereon shall be paid on the quarter day following such shipment or respective shipments. If the date of termination of the lease will be after August first of any year, then all such merchantable ores and such merchantable concentrates shall be shipped, and such non-merchantable ores shall be beneficiated and shipped, during the shipping season in said year or during the shipping season in the following calendar year, and the royalty thereon shall be paid on the quarter day following such shipment or respective shipments.

Section 22 - Lessors’ Right to Enter and Inspect

The Lessors, their agents and employees, shall have the right and privilege at all reasonable times to enter into and upon the demised premises for the purpose of inspecting the demised premises and taking all reasonable means to ascertain the condition thereof and the kind, quality, and quantity of the ores and minerals remaining therein or mined and removed therefrom, and to enter upon any other lands upon which any ores mined from the demised premises, or any merchantable concentrates thereof, will then be stockpiled or to which any such ores will then be removed for beneficiation, for the purpose of inspecting the beneficiation plant and ascertaining the kind, quality, and quantity of ores and merchantable concentrates thereon, or shipped therefrom, not thereby unreasonably or unnecessarily hindering or interrupting any of the operations of the Lessee; and for said purposes the Lessors, their agents, and employees, may enter the demised premises or such other lands through any adjoining or adjacent lands through which the Lessee will have the right to remove such ores.

Section 23 - Taxes - Depletion Agreement

The lessee agrees to pay promptly, before delinquency, all taxes and assessments, general, specific, ordinary, and extraordinary, that may be levied or assessed, during the continuance of the lease, upon the demised premises, the ores and merchantable concentrates mined therefrom, and all improvements and personal property thereon, commencing with the taxes for the year 1959 that are payable in 1960, and including the taxes for the year in which the lease may be terminated unless it be terminated prior to May first of any year, in which event the Lessee shall not be required to pay the taxes for that year except the taxes, if any, on or account of any ore or merchantable concentrate or other property that the Lessee will have the right, as herein provided, to remove, either from the demised premises or from other lands, after the termination of the lease, levied during the continuance of such right of removal; provided, however, that the Lessee shall always have the right to contest, in the courts or otherwise, the validity or amount of any such taxes or assessments in case it will deem the same unlawful, unjust, unequal, or excessive, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment, or equalization thereof, before it shall be required to pay the same; but the Lessee shall not permit nor suffer the demised premises or said other property, or any part thereof, to be sold or forfeited at any time for any such taxes and assessments. The Lessee shall send a duplicate receipt for all such taxes and assessments, when paid, to the Lessors.

The Lessee shall pay the royalty taxes assessed under the laws of the State of Minnesota, against or on account of the royalty payable to the Lessors under this Operating Agreement and all occupation taxes and any and all other taxes assessed on account of the Lessee’s mining or other operations in or on the demised premises; but the Lessee shall not be required to pay any income or other taxes imposed on the Lessors by reason of the receipt of such royalty.

It is agreed for purposes of the lease and this Operating Agreement and solely for purposes of allocation of taxes under Revenue Ruling 16 or any similar rulings, regulations, or statutory provisions permitting allocation of taxes between lessor and lessee for calculation of percentage depletion for Federal income tax purposes, that the Lessors’ share of ad valorem and royalty taxes and any taxes in lieu of ad valorem taxes is limited to the total sum of taxes levied and assessed against the demised premises and paid by the Lessors with respect to the year 1958.

Section 24 - Lessee to Protect Title

The Lessee shall keep the title to the demised premises, all buildings, equipment, improvements and other personal property on the demised premises, and all ore and merchantable concentrates mined or derived from the demised premises and not shipped, free and clear from any and all liens and other encumbrances arising in any manner whatsoever from or on account of the Lessee’s mining operations under the lease.

Section 25 - Lessee to Protect Lessors

The Lessee shall protect, indemnify, and hold harmless the Lessors from and against any and all claims made by third parties for injury to or death of persons or damage to property arising from or on account of the Lessee’s operations under the lease.

Section 26 - Lessors to Have Lien

The Lessors shall at all times have a lien upon all stockpiled merchantable concentrates from taconite ore derived wholly or partly from the demised premises and upon all movable machinery, equipment, and other personal property of the Lessee on or in the demised premises as security for any unpaid balance of money due hereunder, and as security for the performance by the Lessee of each and all of the covenants and conditions hereof obligatory upon the Lessee, which lien may be enforced against any such merchantable concentrates or such property in like manner as liens conferred by chattel mortgages, or by any other lien security, are or may be entitled to be then enforced under the laws of the State of Minnesota. Nothing herein contained, however, is intended or shall be construed to prevent, at any time when the Lessee will not be in default, the removal, from the demised premises of tools, machinery, equipment, or any other property or the shipment of such merchantable concentrates to consumers (including the Lessee); and said lien shall not follow such merchantable concentrates so shipped.

Section 27 - Right to Arbitration

In the event that any disagreement or controversy will arise between the Lessors and the Lessee as to whether any of the Lessee’s mining practices conform to the standards stipulated herein, or as to any fact that might affect the determination of royalty payable hereunder, or as to any fact relative to the observance or fulfillment of the terms and obligations hereof by either party, or as to any other matter hereinabove stated to be the subject of arbitration, then either party may demand that such disagreement or controversy shall be determined by arbitration in the manner hereinafter provided.

Section 28 - Arbitration Procedure - Appointment of Arbitrators - Hearing - Decision - Expenses - Manner of Giving Notice

If and whenever the Lessee will desire an arbitration, it shall serve a written notice upon the Lessors, stating in substance the matter or question in dispute that it desires to submit to arbitrament and naming a competent person to act as an arbitrator; and if and whenever the Lessors will desire an arbitration, they shall serve upon the Lessee a written notice stating in substance the matter or question in dispute that they desire to submit to arbitrament and naming a competent person to act as an arbitrator. Within twenty (20) days after the mailing of such notice, the Lessors, or the Lessee if such notice be served by the Lessors, shall appoint a competent person to act as an arbitrator, and the two so appointed shall jointly appoint a third arbitrator. In case either the Lessors or the Lessee will fail to appoint an arbitrator and to serve written notice thereof upon the Lessee or the Lessors within said period of twenty (20) days, or in case the arbitrators appointed by the parties will fail to agree upon a third arbitrator within an additional period of ten (10) days, such arbitrator or arbitrators may be appointed by any person holding the office of District Judge for the Minnesota Judicial District that includes St. Louis County, Minnesota, upon application made by the Lessee or the Lessors, after ten (10) days’ written notice to the other party. Each of the persons appointed to act as arbitrator shall be a person qualified by experience to hear and determine the matter or question to be arbitrated, and if the nature of such matter or question shall so require, they shall be mining engineers experienced in the mining of iron ore in the Lake Superior District. Said arbitrators, as soon as possible after their appointment, shall meet at a time and place convenient for the parties, after giving to each of the parties not less than ten (10) days’ written notice thereof; and after hearing the parties hereto, or such of them as may desire to be heard, in regard to the matter or question in dispute, taking such evidence and making such other investigations as justice shall require and the arbitrators may deem necessary, they shall decide the matter or question submitted to them, make their decision in writing, and serve a copy thereof upon each party. The decision of the arbitrators, or a majority of them, shall be final, and binding upon the parties hereto, and they shall immediately conform to and in all respects render full and prompt compliance with such decision. The expenses and charges of the arbitrators shall be paid by such party, or apportioned between the parties, as the arbitrators shall determine.

Any such notice to be served upon the Lessee as aforesaid shall be served by mailing such notice by registered mail deposited in any Post Office in the United States, postage prepaid, addressed to the Lessee at the address hereinafter specified; and any such notice to be served upon the Lessors shall be served by mailing such notice by registered mail deposited in any Post Office in the United States, postage prepaid, addressed to the Lessors at the address hereinafter specified.

Section 29 - Disputes or Differences Not to Interrupt Performance of Operating Agreement

Any such disagreement or controversy shall not interrupt the performance of this Operating Agreement nor the continuation of operations hereunder (except as provided in Section 4 hereof concerning the wasting of non-merchantable ore); but such operations may be continued and settlements and payments may be made hereunder in the same manner as prior to the arising of such disagreement or controversy, until the matters in dispute will be finally determined by arbitration as aforesaid, and thereupon such payments or restitutions shall be made as may be required by the decision of the arbitrators; provided, that if the Lessors will claim that an improper method of mining or beneficiation is then being pursued, in violation of the terms of this Operating Agreement, that is likely to result in great damage or loss before a decision can be reached by the arbitrators, and if such claim will be certified by a reputable independent mining engineer to be well founded, in his opinion, then the method complained of shall be discontinued until the final decision of the arbitrators.

Section 30 - Forfeiture

If any taxes, assessments, rent, or royalty herein agreed to be paid by the Lessee, or any part thereof, will remain unpaid after the times herein specified for the payment thereof (subject to the Lessee’s right to contest the validity or amount of such taxes and assessments or to take steps to secure a cancellation, reduction, readjustment, or equalization thereof as above provided), or if the Lessee will fail to keep, observe, and perform any of the other covenants, agreements, and conditions in this Operating Agreement expressed to be kept and performed by the Lessee, and if such non-payment or other default will continue for sixty (60) days after receipt by the Lessee of written notice from the Lessors specifying the default complained of, then, unless the subject matter of the alleged default will be referred to arbitration as herein provided, the lessors shall have the right, at their election, at any time thereafter while such default will continue, to declare the lease terminated and the rights and privileges of the Lessee thereunder forfeited, and thereupon to take possession of the demised premises, or any part thereof in the name of the whole, and without any process whatever to re-enter and re-possess the same, as well as their interest in all unshipped ores and merchantable concentrates, and wholly to exclude from the demised premises the Lessee and all persons claiming under it, and all rights of the Lessee in the demised premises shall thereupon be terminated, subject, however, to the provisions of Section 32 hereof; and any such re-entry on the part of the Lessors shall be without prejudice to any other remedy or proceedings that the Lessors might have in law, equity, or otherwise by reason of any such default of the Lessee, or for the recovery of possession of the demised premises. Provided, however, that if the Lessee will deny the default alleged by the Lessors and will demand arbitration in the manner herein provided, the period required for the hearing and determination of such matter by the arbitrators shall not be deemed a part of said sixty (60) days hereinabove referred to; and if the contention of the Lessors will be sustained by the arbitrators, the Lessee shall have sixty (60) days after the filing of the decision of the arbitrators in which to correct the default so found.

Section 31 - Termination by Lessee

The Lessee shall have the right to terminate the lease at any time by giving to the Lessors at least six (6) months’ written notice by registered mail deposited in any Post Office in the United States, postage prepaid, addressed to the Lessors at the address hereinafter specified. The Lessors shall acknowledge in writing the receipt of such notice; but in any event, the giving of such notice shall be deemed complete upon the day of the mailing of the same as aforesaid, and the lease shall terminate on the date specified in such notice, whether the receipt thereof will be so acknowledged or not. If such date of termination will be after August first of any year, any merchantable ores theretofore mined from the demised premises and then in stockpile on the demised premises and any merchantable concentrates from non-merchantable ore other than taconite ore then stockpiled on the demised premises may be shipped, and any non-merchantable ores theretofore mined from the demised premises and then in stockpile on the demised premises for beneficiation thereof may be beneficiated, at any time during the shipping season in said year or during the shipping season in the following calendar year, and the royalty thereon shall be paid on the quarter day following such shipment or respective shipments. On or before the date of such termination the Lessee shall execute and deliver to the Lessors a recordable instrument of termination and surrender of the lease.

Section 32 - Lessee’s Right to Remove Equipment Upon Termination of Lease - Lessee to Surrender Possession

The Lessee shall, have six (6) months after the termination of the lease, or after the shipment of said merchantable ore and merchantable concentrates and the beneficiation of said non-merchantable ores as hereinabove provided, during which to remove all pumps, engines, tools, machinery, rails, railway tracks, shaft headframes, structures of every kind and all other property, of every nature and description, erected or placed by the Lessee in or upon the demised premises, provided all taxes then due and payable and all royalties and other monies due to the Lessors will have been paid and all other conditions, covenants, and agreements obligatory upon the Lessee will have been fully performed; and on failure within said six (6) months to remove such property, all of the same not removed shall either (a) belong to and become the property of the Lessors or their successors in interest or (b) be removed by the Lessors, in which event the cost of such removal shall be charged to the Lessee, and the Lessee agrees to pay said cost. But the Lessee shall not remove nor impair any supports placed in any underground mine in the demised premises or any timber or framework necessary to the use or maintenance of any shaft or other approach to such mines or of any tramways therein; and the Lessee shall not remove any fences then existing upon the demised premises. Upon termination of the lease, the Lessee, if it will not already have done so, shall erect any fence then required to be erected in accordance with the statutes of the State of Minnesota, or any regulation or order made pursuant thereto; and the Lessee shall not leave the demised premises, as the result of its operations or business, in such condition as to constitute a continuing menace to the lateral support of adjacent property that is not a part of the demised premises.

On or before the expiration of said period of six (6) months, the Lessee shall quietly and peaceably surrender possession of the demised premises to the Lessors or their successors in interest.

Section 33 – Addresses

For the purposes hereof, the address of the Lessors shall be:

Great Northern Iron Ore Properties

Office of the Trustees

W-1481 First National Bank Building

St. Paul 1, Minnesota,

or such other place as the Lessors will have last designated in writing to the Lessee; and the address of the Lessee shall be:

Wolvin Building

Duluth 2, Minnesota,

or such other place as the Lessee will have last designated in writing to the Lessors.

Section 34 - Mailing of Payments, Reports, and Notices

Payments by check and routine or regular periodical reports and statements hereunder may be sent by regular mail so addressed; and if so addressed and mailed in due season, then if any of the same will not be received when due, the addressee shall notify the addressor of such failure of receipt and give the addressor a reasonable time to follow up and secure the delivery of the payment, report, or statement, or to send a duplicate thereof, before claiming any default on account of such failure of delivery. But as to any formal notices of cancellation, default, or termination, or as otherwise provided herein, the same shall be delivered to the party notified either personally or by registered mail to be effective hereunder.

Section 35 - Assignment or Sublease

The Lessee shall have the right to assign the lease together with this Operating Agreement, to contract with others to mine and beneficiate the ores from the demised premises, and to sublease the same for all the purposes of the lease and with the same rights and privileges as are herein granted to the Lessee; provided, that any such assignment, contract, or sublease shall not operate as a release or discharge of the Lessee from the performance of its obligations under the lease and this Operating Agreement until and unless the Lessors will in writing consent thereto.

The Lessors may assign their rights and obligations under the lease and this Operating Agreement to any person or corporation without the consent of the Lessee. In the event of such assignment, or of the termination of the Great Northern Iron Ore Properties Trust, resulting, or thereafter resulting, in the ownership of the Lessors’ rights and obligations under the lease and this Operating Agreement by more than one person or corporation, then the provisions of Section 30, pertaining to “Forfeiture”, shall be deemed amended so as to require that the written notice of default referred to therein must be such notice from the owners of undivided interests then aggregating at least seventy-five per cent (75%) of the entire ownership of the Lessors’ rights and obligations under the lease and this Operating Agreement.

Section 36 - Lease Runs With the Land and Binds Assignees

All of the covenants, conditions, and provisions of the lease and this Operating Agreement shall run with the demised premises and inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 37 - Section Headings

The section headings in this instrument are inserted for convenience only and shall not be considered a part of this Operating Agreement nor be used in its interpretation.

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument in triplicate as of the day and year first above written.

Signed, Sealed and Delivered in Presence of:

/s/ Mary A. Olson	/s/ Philip L. Ray
Philip L. Ray

/s/ Dorothy A. Habermaier
As to Philip L. Ray

/s/ [illegible]	/s/ Ralph Budd
Ralph Budd

/s/ R. L. Pendlebury
As to Ralph Budd

/s/ Mary A. Olson	/s/ Louis W. Hill, Jr.
Louis W. Hill, Jr.

/s/ Dorothy A. Habermaier
As to Louis W. Hill, Jr.

/s/ Mary A. Olson	/s/ Wilfrid E. Rumble
Wilfrid E. Rumble

/s/ Dorothy A. Habermaier
As to Wilfrid E. Rumble	All as Trustees as aforesaid.

UNITED STATES STEEL CORPORATION

/s/ Benjamin J. Blacik	by	/s/ Christian F. Beukema
President of its
Oliver Iron Mining Division

/s/ Emmey J. Prisk	Attest:	/s/ Howard P. Clarke
As to United States Steel Corporation		Its Assistant Secretary

STATE OF MINNESOTA,	)
) ss.
County of Ramsey.	)

On this 13th day of June, 1960, before me, a Notary Public within and for said County and State, appeared PHILIP L. RAY, LOUIS W. HILL, JR., and WILFRID E. RUMBLE, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Mary A. Olson
Notary Public
Ramsey County, Minnesota My Commission Expires January 25, 1962

STATE OF CALIFORNIA,	)
) ss.
County of Santa Barbara.	)

On this 21st day of June, 1960, before me, a Notary Public within and for said County and State, appeared RALPH BUDD, to me personally known, who, being by me personally sworn, did say that he is a Trustee under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; and that as said Trustee he executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ R. L. Pendlebury
Notary Public
Santa Barbara County, California My Commission Expires July 8, 1962

STATE OF MINNESOTA,	)
) ss.
County of St. Louis.	)

On this 1st day of July, 1960, before me, a Notary Public within and for said County and State, personally appeared CHRISTIAN F. BEUKEMA, to me personally known, who, being by me duly sworn, did say that he is _________ President of Oliver Iron Mining Division, UNITED STATES STEEL CORPORATION, a New Jersey corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said CHRISTIAN F. BEUKEMA acknowledged said instrument to be the free act and deed of said corporation.

/s/ E. J. Prisk
Notary Public
St. Louis County, Minnesota My Commission Expires Sept. 25. 1964

“EXHIBIT A”

Outstanding Property Interests

Lot 1, Section 1, 58-18

Railway R/W	D.,Wpg.& Pac.Ry.Co.	5/28/1913	Ry. R/W #97

Lots 2 and 3, and

SE1/4-NW1/4, Section 1, 58-18

Prindle Mine Spur	D.M.& N.Ry.Co.	5/28/1915	Ry. R/W #116

SE1/4-NE1/4, Section 2, 58-18

Private Road	Oliver Iron Mining Co.	6/1/1951	Roads #133
Wheeling Mine Lease	Skubic Bros. Co.	1/1/1955	Wheeling #1 & #2

NE1/4-SW1/4, Section 2, 58-18

Public Highway	County of St. Louis	2/7/1921	Roads #25
Telephone Line	N.W. Bell Tele. Co.	1/2/1942	Tele. #66
Power Line	M.P.&L. Co.	1/1/1958	Power #272

SE1/4-SW1/4, Section 2, 58-18

Railway R/W (Hanna and

Pilot Mine Spurs)	G.N. Ry.Co.	4/8/1920	Ry. R/W #291
Railroad Lines	G.N. Ry.Co.	3/7/1949	Ry. R/W #404
Railroad Lines	G.N. Ry.Co.	8/1/1950	Ry. R/W #413
Power Line	M.P.& L.Co.	1/1/1958	Power #272

SW1/4-SE1/4, Section 2, 58-18

Railroad Lines	G.N. Ry.Co.	8/1/1950	Ry. R/W #413

THIS INDENTURE, made and entered into this 20th day of August, 1981, but effective as of January 1, 1978, by and between:

WILLIAM W. WATSON, LOUIS W. HILL, JR., HARRY L. HOLTZ and JOSEPH S. MICALLEF, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”;

and

UNITED STATES STEEL CORPORATION, a Delaware corporation, party of the second part, hereinafter referred to as “Lessee”,

W I T N E S S E T H:

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation, a New Jersey corporation, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast quarter of the Northeast quarter (SE¼ of NE¼), the East half of the Southwest quarter (E½ of SW¼), and the Southwest quarter of the Southeast quarter (SW¼ of SE¼) of Section Two (2); the Southwest quarter of the Northeast quarter (SW¼ of NE¼); and the Southeast quarter of the Northwest quarter (SE¼ of NW¼) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

The Southeast quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government survey thereof by Frank D. Howe in 1878; and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast quarter of the Northwest quarter (SE¼ of NW¼), and the West half of the Southwest quarter (W½ of SW¼) of Section One (1); the Northwest quarter (NW¼), and the Northeast quarter of the Southeast quarter (NE¼ of SE¼) of Section Two (2); the East half of the Northeast quarter (E½ of NE¼) of Section Three (3); the Northeast quarter of the Southwest quarter (NE¼ of SW¼), and the South half of the Southwest quarter (S½ of SW¼) of Section Five (5); the Southeast quarter of the Northeast quarter (SE¼ of NE¼) of Section Seven (7); the North half of the Northeast quarter (N½ of NE¼), the Southeast quarter of the Northeast quarter (SE¼ of NE¼), the Northeast quarter of the Northwest quarter (NE¼ of NW¼), the Southwest quarter of the Northwest quarter (SW¼ of NW¼), the North half of the Southwest quarter (N½ of SW¼), and the Southeast quarter (SE¼) of Section Eight (8); the Southwest quarter of the Northwest quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest quarter of the Northeast quarter (NW¼ of NE¼) and the Northeast quarter of the Northwest quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; and all the ores and minerals in, under, and upon also the North half of the Southwest quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government survey thereof; together with all of the mining and other privileges, rights, interests, and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine, and remove said ores and minerals); all as such ores and minerals, privileges, rights, interests, and estates were excepted and reserved in prior deeds of record; and together with any and all right, title, and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter included in the reference to the “demised premises”, for the several purposes defined in said Indenture of Lease;

WHEREAS, the Lessee has succeeded, by merger of corporations, to the leasehold estate so conveyed to said United States Steel Corporation, a New Jersey corporation;

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as to certain particulars;

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and

2

with each other that the said Operating Agreement dated as of January 1, 1959 shall be, and hereby is, amended as of January 1, 1978, in the following particulars only, and not otherwise, to-wit:

Section 13 of said Operating Agreement, entitled “Payment of Royalty by Application of Lessee’s Surface Acquisition Costs”, is amended so as to add thereto the following, to-wit:

“From and after each application of acquisition costs in settlement of excess royalty as hereinabove provided, the Lessee shall, during the continuance of this lease, administer, in a manner being in its sole judgment, the existence and utilization of any buildings then located upon those respective surface lands to be conveyed by reason of each such application. The Lessee shall perform, or be obligated to perform, all legal obligations growing out of the existence of such buildings or out of the administration thereof by the Lessee. All capital improvements and costs of repairs and maintenance, required by law or made voluntarily, shall be made at the sole expense of the Lessee. The Lessee may, in its sole judgment, dispose of such buildings in any manner, including sale for removal off the demised premises and demolition. The Lessee shall indemnify and save harmless the Lessors from all legal requirements and obligations arising out of the existence, utilization, or disposal of such buildings during the continuance of this lease. The Lessee may keep for its own account all rentals, fees, and sales proceeds derived from such administration in payment for the obligations assumed under this paragraph and in reimbursement of the tax obligations assumed by the Lessee as to such buildings under Section 23 of this Operating Agreement. No accounting for such administration need be made by the Lessee to the Lessors, but the Lessee shall report to the Lessors each removal, demolition, or destruction of any such buildings.

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“All actions by the Lessee taken under the immediate foregoing paragraph may be taken in the sole name of the Lessee and when so done shall be binding upon the Lessors, but the Lessors shall execute any documents when such execution will be required by law or custom.

“Each lease or license granted under these provisions by the Lessee to others for the use or occupancy of any buildings shall be limited, from time to time, to a three (3) year term and shall be terminable upon a ninety (90) day termination clause by the Lessee, or by the Lessors after the termination in any manner of the said Operating Agreement or after the termination of this amendment thereto.

“The Lessors shall have the right to terminate at any time this amendment to Section 13 of said Operating Agreement by giving to the Lessee at least one (1) year’s written notice by registered or certified mail deposited in any Post Office in the United States, postage prepaid, addressed to the Lessee at 800 Missabe Building, Duluth, Minnesota, 55802, or to such other place as the Lessee will have last designated in writing to the Lessors.

“This amendment to Section 13 of said Operating Agreement shall, in any event, terminate upon the termination of the Great Northern Iron Ore Properties Trust.”

4

IN WITNESS WHEREOF, the parties hereto have duly executed this instrument in triplicate as of the day and year first above written, but effective as of January 1, 1978.

/s/ William W. Watson	UNITED STATES STEEL CORPORATION
William W. Watson

/s/ Louis W. Hill, Jr.	by	/s/ R. D. Goldback
Louis W. Hill, Jr.		Vice President

/s/ Harry L. Holtz	Attest:	/s/ [illegible]
Harry L. Holtz		Assistant Secretary

/s/ Joseph S. Micallef
Joseph S. Micallef All as trustees as aforesaid

STATE OF MINNESOTA,	)
) ss.
County of Ramsey.	)

On this 21st day of August, 1981, before me, a Notary Public within and for said County and State, appeared WILLIAM W. WATSON, LOUIS W. HILL, JR., HARRY L. HOLTZ and JOSEPH S. MICALLEF, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Carole D. Lockrem
Notary Public Ramsey County, Minnesota My Commission Expires June 26, 1987

5

STATE OF PENNSYLVANIA	)
) ss.
County of Allegheny	)

On this 1st day of September, 1981, before me, a Notary Public within and for said County and State, personally appeared R. D. Goldback, to me personally known, who, being by me duly sworn, did say that he is Vice President of UNITED STATES STEEL CORPORATION, a Delaware corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said R. D. Goldback acknowledged said instrument to be the free act and deed of said corporation.

/s/ Lois A. Witt
Notary Public Pittsburgh, Allegheny County Commonwealth of Pennsylvania My Commission Expires October 18, 1982

6

THIS INDENTURE, made and entered into this 7th day of December, 1987, but effective as of January 1, 1987 by and between:

HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain document dated December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”; and

USX CORPORATION (formerly known as UNITED STATES STEEL CORPORATION), a Delaware corporation,

party of the second part, hereinafter referred to as “Lessee”,

W I T N E S S E T H:

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as amended by that certain document dated August 20, 1981, but effective as of January 1, 1978, the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation (now known as USX Corporation), a New Jersey corporation, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4), the East Half of the Southwest Quarter (E 1/2 of SW 1/4), and the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4) of Section Two (2); the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4); and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

The Southeast Quarter (SE 1/4) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by Frank D. Howe in 1878; and all the ores and minerals in, under and upon also Government Lots Two (2) and Three (3), the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4), and the West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section One (1); the Northwest Quarter (NW 1/4), and the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section Two (2); the East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section Three (3); the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4); and the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section Five (5); the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4) of Section Seven (7); the North Half of the Northeast Quarter (N 1/2 of NE 1/4), the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4), the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4), the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4), the North Half of the Southwest Quarter (N 1/2 of SW 1/4), and the Southeast Quarter (SE 1/4) of Section Eight (8); the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section Nine (9); and the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; and all the ores and minerals in, under, and upon also the North Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; together with all of the mining and other privileges, rights, interests and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine and remove said ores and minerals); all as such ores and minerals, privileges, rights, interests and estates were excepted and reserved in prior deeds of record; and together with any and all right, title and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter included in the reference to the “demised premises”, for the several purposes defined in said Indenture of Lease;

WHEREAS, the Lessee has succeeded, by merger of corporations, to the leasehold estate so conveyed to said USX Corporation, a Delaware corporation;

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as to certain particulars;

2

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1959, as amended as of January 1, 1978 shall be and hereby is amended further as of January 1, 1987, in the following particulars only, and not otherwise, to-wit:

Section 10 of the Operating Agreement entitled “Royalty” is amended as follows:

1.	Delete in its entirety the paragraph entitled “Class C Ore:” and insert, therefore the following:

“Class C Ore: On Class C ore the rate of royalty per ton shall be the product resulting from multiplying   ***  , hereinafter referred to as the “reference rate”, by the percent of weight recovery of taconite ore as defined in Section 10(b) hereof.”

2.	In the last paragraph, delete the wording “and said reference rate for Class C ore, respectively,”

3.	Add the following two paragraphs at the end of the Section:

“Said reference rate for Class C ore shall be adjusted by $   ***   times an amount by which the Producer Price Index for the Iron and Steel Subgroup (with 1967 equal 100 as the base) fluctuates from the January 1987 level of 346.8. For example: Reference rate = $   ***   + [$   ***   (I.S. – 346.8)].

“For the five-year period, 1987, 1988, 1989, 1990 and 1991, the royalty rate on Class C ore shall be   ***   of the calculated rate.”

Section 10(a) of the Operating Agreement, entitled “Determination of Current Market Value at Lake Erie Ports of Mesabi Range Bessemer Ore” is amended as follows:

1.	Add to the heading the words “and Determination of the Producer Price Index for the Iron and Steel Subgroup.”

2.	Add the following paragraph at the end of the Section:

“Not withstanding the above, Class C ore shall, during the remaining time of this Operating Agreement, be governed by the following:

The Producer Price Index for the Iron and Steel Subgroup used to establish the ‘Reference Rate’ shall be the unadjusted index (with

3

1967 = 100 as the base), commodity Code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November, as the case may be) immediately preceding the quarter in which royalty payments are due on shipments made. For example: The Iron and Steel Subgroup index for February would be used to calculate the royalty on shipments made in the second calendar quarter.”

Section 11 of the Operating Agreement entitled “Minimum Royalty” is amended to add the following paragraph:

“For the total five year period encompassing the years 1987, 1988, 1989, 1990 and 1991, Lessee guarantees to produce   ***   of its total production from GNIOP lands.” However, USX makes no guarantee as to production in any particular year.”

Section 13 of the Operating Agreement entitled “Payment of Royalty by Application of Lessee’s Surface Acquisition Costs” is amended to add the following paragraph:

“During the years 1987, 1988, 1989, 1990 and 1991, Lessee will make no property purchases for the account of Great Northern Iron Ore Properties.”

4

IN WITNESS WHEREOF, the parties have duly executed this instrument in triplicate as of the day and year first above written, but effective as of January 1, 1987.

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

USX CORPORATION

By	/s/ G. Colombari
Senior Vice President Related Resources

Attest:	/s/ R. M. Stanton
Assistant Secretary

5

STATE OF MINNESOTA,	)
) ss.
COUNTY OF RAMSEY	)

On this 7th day of December, 1987, before me, a Notary Public within and for said County and State, appeared HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Carole D. Lockrem
Notary Public Ramsey County, Minnesota My Commission Expires June 25, 1993

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF ALLEGHENY	)

On this 28th day of December, 1987, before me a Notary Public within and for said County and State, personally appeared G. Colombari, to me personally known, who, being by me duly sworn, did say that he is Senior Vice President-Related Resources of USX CORPORATION, a Delaware corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said G. Colombari acknowledged said instrument to be the free act and deed of said corporation.

/s/ Lois A. Witt
Notary Public Pittsburgh, Allegheny County Commonwealth of Pennsylvania My Commission Expires October 18, 1990

6

THIS INDENTURE, made and entered into this 9th day January, 1992, but effective as of January 1, 1992 by and between:

HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain document dated December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”; and

USX CORPORATION (formerly known as UNITED STATES STEEL CORPORATION), a Delaware corporation,

party of the second part, hereinafter referred to as “Lessee”,

WITNESSETH

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as amended by that certain document dated August 20, 1981, but effective as of January 1, 1978, and further amended by that certain document dated December 7, 1987, but effective as of January 1, 1987 (hereinafter the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation (now known as USX Corporation), a New Jersey corporation, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4), the East Half of the Southwest Quarter (E 1/2 of SW 1/4), and the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4) of Section Two (2); the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4); and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

The Southeast Quarter (SE 1/4) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by Frank D. Howe in 1878 and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4), and the West Half of the Southwest Quarter (W 1/2 of SW 1/4) of Section One (1); the Northwest Quarter (NW 1/4), and the Northeast Quarter of the Southeast Quarter (NE 1/4 of SE 1/4) of Section Two (2); the East Half of the Northeast Quarter (E 1/2 of NE 1/4) of Section Three (3); the Northeast Quarter of the Southwest Quarter (NE 1/4 of SW 1/4); and the South Half of the Southwest Quarter (S 1/2 of SW 1/4) of Section Five (5); the Southeast Quarter of the Northeast quarter (SE 1/4 of NE 1/4) of Section Seven (7); the North Half of the Northeast Quarter (N 1/2 of NE 1/4), the Southeast Quarter of the Northeast Quarter (SE 1/4 of NE 1/4), the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4), the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4), the North Half of the Southwest Quarter (N 1/2 of SW 1/4), and the Southeast Quarter (SE 1/4) of Section Eight (8); the Southwest Quarter of the Northwest Quarter (SW 1/4 of NW 1/4) of Section Nine (9); and the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; and all the ores and minerals in, under, and upon also the North Half of the Southwest Quarter (N 1/2 of SW 1/4) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; together with all of the mining and other privileges, rights, interests and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine and remove said ores and minerals); all as such ores and minerals, privileges, rights, interest and estates were excepted and reserved in prior deeds of record; and together with any and all right, title and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter referred to as the “demised premises”, for the several purposes defined in said Indenture of Lease;

WHEREAS, the Lessee has succeeded, by merger of corporations, to the leasehold estate so conveyed to said United States Steel Corporation, a New Jersey corporation; and

2

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Indenture of Lease and Operating Agreement as to certain particulars;

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1959, as amended on August 20, 1981, but effective as of January 1, 1978, and later amended on December 7, 1987, but effective as of January 1, 1987, shall be and hereby is further amended and effective as of January 1, 1992, in the following particulars only, and not otherwise, to-wit;

Section 10 of the Operating Agreement entitled “Royalty” is amended by adding the following paragraph at the end of the said Section:

“For the ten-year period, 1992 through 2001, the royalty rate on Class C ore shall be the product resulting from multiplying (i)   ***  , “Adjusted Reference Rate,” by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup for the quarterly calculation period, as defined in Section 10(a) hereof, to the November 1991 Producer Price Index for the Iron and Steel Subgroup, by (iii) the percent of weight recovery of taconite ore as defined in Section 10(b) hereof. For example:

(PPI I/S Qtrly Calculation Period)
$ ***	(November 1991, PPI I/S )	Weight Recovery.”

Section 10(a) of the Operating Agreement entitled “Determination of Current Market Value at Lake Erie Ports of Mesabi Range Bessemer Ore and Determination of the Producer Price Index for the Iron and Steel Subgroup” is amended to add the following paragraph at the end of the said Section:

“Notwithstanding the above, Class C Ore shall, for the ten-year period 1992 through 2001, be governed by the following:

The Producer Price Index for the Iron and Steel Subgroup, to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November, of years 1992 through 2001) immediately preceding the quarter in which

3

royalty payments are due on shipments made. For example: The Iron and Steel Subgroup index for February would be used to calculate the royalty on shipments made in the second calendar quarter.”

Section 11 of the Operating Agreement entitled “Minimum Royalty” is amended to add the following paragraph at the end of said Section:

“For the five-year period encompassing the years 1992, 1993, 1994, 1995 and 1996, Lessee guarantees to produce not less than   ***   of its total production for each and every year from the demised premises and not less than   ***   of its total production for that five-year period from the demised premises. For the five-year period encompassing the years 1997, 1998, 1999, 2000 and 2001, Lessee guarantees to produce not less than   ***   of its total production for each and every year from the demised premises and not less than   ***   of its total production for that five-year period from the demised premises.”

All other terms and conditions of the Indenture of Lease and Operating Agreement are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument in triplicate as of the day and year first above written, but effective as of January 1, 1992.

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

USX CORPORATION

By:	/s/ Charles Gedeon
President U.S. – Diversified Group

Attest:	/s/ Richard F. Lerach
Assistant Secretary

4

STATE OF MINNESOTA,	)
) ss.
COUNTY OF RAMSEY	)

On this 23rd day of January, 1992, before me, a Notary Public within and for said County and State, appeared HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Carole D. Lockrem
Notary Public Ramsey County, Minnesota My Commission Expires June 25, 1993

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF ALLEGHENY	)

On this 9th day of January, 1992, before me, a Notary Public within and for said County and State, personally appeared CHARLES C. GEDEON, to me personally known, who, being by me duly sworn, did say that he is President-U. S. Diversified Group of USX CORPORATION, a Delaware corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said Charles C. Gedeon acknowledged said instrument to be the free act and deed of said corporation.

/s/ Carol A. Marcinowski
Notary Public Pittsburgh, Allegheny County, PA My Commission Expires July 19, 1994

5

THIS INDENTURE, made and entered into this 4th day of October, 1999, but effective as of January 1, 1997 by and between:

JOSEPH S. MICALLEF, HARRY L. HOLTZ, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain document dated December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”; and

USX CORPORATION (formerly known as UNITED STATES STEEL CORPORATION), a Delaware corporation,

party of the second part, hereinafter referred to as “Lessee”,

WITNESSETH

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as amended by that certain document dated August 20, 1981, but effective as of January 1, 1978, and later amended by that certain document dated December 7, 1987, but effective as of January 1, 1987, and further amended by that certain document dated January 9, 1992, but effective as of January 1, 1992 (hereinafter the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation (now known as USX Corporation), a Delaware corporation, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the East Half of the Southwest Quarter (E½ of SW¼), and the Southwest Quarter of the Southeast Quarter (SW¼ of SE¼) of Section Two (2); the Southwest Quarter of the Northeast Quarter (SW¼ of NE¼); and the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

The Southeast Quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by Frank D. Howe in 1878 and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼), and the West Half of the Southwest Quarter (W½ of SW¼) of Section One (1); the Northwest Quarter (NW¼), and the Northeast Quarter of the Southeast Quarter (NE¼ of SE¼) of Section Two (2); the East Half of the Northeast Quarter (E½ of NE¼) of Section Three (3); the Northeast Quarter of the Southwest Quarter (NE¼ of SW¼); and the South Half of the Southwest Quarter (S½ of SW¼) of Section Five (5); the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼) of Section Seven (7); the North Half of the Northeast Quarter (N½ of NE¼), the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼), the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼), the North Half of the Southwest Quarter (N½ of SW¼), and the Southeast Quarter (SE¼) of Section Eight (8); the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest Quarter of the Northeast Quarter (NW¼ of NE¼) and the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; and all the ores and minerals in, under, and upon also the North Half of the Southwest Quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; together with all of the mining and other privileges, rights, interests and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine and remove said ores and minerals); all as such ores and minerals, privileges, rights, interest and estates were excepted and reserved in prior deeds of record; and together with any and all right, title and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter referred to as the “demised premises”, for the several purposes defined in said Indenture of Lease;

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Operating Agreement as to certain particulars;

2

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1959, as amended on August 20, 1981, but effective as of January 1, 1978, and later amended on December 7, 1987, but effective as of January 1, 1987, and further amended on January 9, 1992, but effective as of January 1, 1992, shall be and hereby is further amended and effective as of January 1, 1997, in the following particulars only, and not otherwise, to-wit:

Section 3 of the Operating Agreement entitled “Definitions” is amended by removing the words “other than stockpiling” from item (2) of the last paragraph (defining “ship”, “shipped”, and “shipment”) on page 4.

All other terms and conditions of the Indenture of Lease and Operating Agreement are hereby ratified and affirmed.

3

IN WITNESS WHEREOF, the parties have duly executed this instrument in triplicate as of the day and year first above written, but effective as of January 1, 1997.

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

U. S. STEEL GROUP, a unit of USX Corporation

By:	/s/ Charles C. Gedeon
Executive Vice President Raw Materials & Diversified Business

Attest:	/s/ Kenneth R. Peppesnoy
Assistant Secretary

4

STATE OF MINNESOTA,	)
) ss.
COUNTY OF RAMSEY	)

On this 18th day of February, 2000, before me, a Notary Public within and for said County and State, appeared JOSEPH S. MICALLEF, HARRY L. HOLTZ, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Rose M. Tester
Notary Public My commission expires: Jan. 31. 2005

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF ALLEGHENY	)

On this 10th day of January, 2000, before me, a Notary Public within and for said County and State, personally appeared CHARLES C. GEDEON, to me personally known, who, being by me duly sworn, did say that he is Executive Vice President – Raw Materials & Diversified Business of U. S. Steel Group, a unit of USX Corporation, a Delaware corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Charles C. Gedeon acknowledged said instrument to be the free act and deed of said corporation.

/s/ Mary Margaret Hussey
Notary Public My commission expires: June 2, 2000

5

THIS INDENTURE, made and entered into this 2nd day of August, 2001, but effective as of January 1, 2002 by and between:

JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain document dated December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors”; and

UNITED STATES STEEL LLC (formerly known as USX CORPORATION and UNITED STATES STEEL CORPORATION), a Delaware limited liability company,

party of the second part, hereinafter referred to as “Lessee”,

WITNESSETH

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as amended by that certain document dated August 20, 1981, but effective as of January 1, 1978, and further amended by that certain document dated December 7, 1987, but effective as of January 1, 1987, and further amended by that certain document dated January 9, 1992, but effective as of January 1, 1992, and further amended by that certain document dated October 4, 1999, but effective as of January 1, 1997 (hereinafter the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation (now known as United States Steel LLC), a Delaware limited liability company, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the East Half of the Southwest Quarter (E½ of SW¼), and the Southwest Quarter of the Southeast Quarter (SW¼ of SE¼) of Section Two (2); the Southwest Quarter of the Northeast Quarter (SW¼ of NE¼); and the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼) of Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

The Southeast Quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof,

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by Frank D. Howe in 1878 and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼), and the West Half of the Southwest Quarter (W½ of SW¼) of Section One (1); the Northwest Quarter (NW¼), and the Northeast Quarter of the Southeast Quarter (NE¼ of SE¼) of Section Two (2); the East Half of the Northeast Quarter (E½ of NE¼) of Section Three (3); the Northeast Quarter of the Southwest Quarter (NE¼ of SW¼); and the South Half of the Southwest Quarter (S½ of SW¼) of Section Five (5); the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼) of Section Seven (7); the North Half of the Northeast Quarter (N½ of NE¼), the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼), the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼), the North Half of the Southwest Quarter (N½ of SW¼), and the Southeast Quarter (SE¼) of Section Eight (8); the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest Quarter of the Northeast Quarter (NW¼ of NE¼) and the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; and all the ores and minerals in, under, and upon also the North Half of the Southwest Quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; together with all of the mining and other privileges, rights, interests and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine and remove said ores and minerals); all as such ores and minerals, privileges, rights, interest and estates were excepted and reserved in prior deeds of record; and together with any and all right, title and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter referred to as the “demised premises”, for the several purposes defined in said Indenture of Lease;

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Operating Agreement as to certain particulars;

2

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1959, as amended on August 20, 1981, but effective as of January 1, 1978, and further amended on December 7, 1987, but effective as of January 1, 1987, and further amended on January 9, 1992, but effective as of January 1, 1992, and further amended on October 4, 1999, but effective as of January 1, 1997, shall be and hereby is further amended and effective as of January 1, 2002, in the following particulars only, and not otherwise, to-wit:

Section 10 of the Operating Agreement entitled “Royalty” is amended as follows:

1.	Insert the following at the end of the paragraph designated Class C Ore:

“Notwithstanding the above, beginning January 1, 2002, and continuing for the remaining time of this Operating Agreement, the rate of royalty on Class C Ore shall be   ***  , hereinafter referred to as the “Reference Rate”.”

2.	Add the following two paragraphs at the end of said Section:

“Notwithstanding the above, beginning January 1, 2002, and continuing for the remaining time of this Operating Agreement, said Reference Rate for Class C Ore shall be adjusted by the ratio of the PPI I/S, rounded to four decimal places, for the quarterly calculation period, as defined in Section 10(a) hereof, to the November 2001 PPI I/S, said resulting product hereinafter referred to as the “Adjusted Reference Rate”, rounded to the nearest one-tenth of one cent ($.001). In no event shall the Adjusted Reference Rate be less than the Reference Rate   ***  . For example:

*** x	PPI I/S Quarterly Calculation Period	= Adjusted Reference Rate
November 2001, PPI I/S

Notwithstanding the above, for the three-year period 2002, 2003 and 2004, the royalty rate on Class C Ore shall be   ***   , provided the tonnage guarantee, as defined in Section 11 of the Operating Agreement, for each of the three years (2002, 2003 and 2004) is met. If the tonnage guarantee for any one of the three years is not met, Lessee will pay Lessors the amount required to attain the tonnage guarantee for that year, said amount hereinafter referred to as the “Tonnage Guarantee Deficiency”, and payable with the fourth quarter royalty due for the respective calendar year in which said Tonnage Guarantee Deficiency occurs. Any amount paid by Lessee to Lessors as Tonnage Guarantee Deficiency will not be recoverable with subsequent shipments as “Advance or Prepaid Royalty” pursuant to the provisions of Section 12 of the Operating Agreement.”

3

Section 10(a) of the Operating Agreement entitled “Determination of Current Market Value at Lake Erie Ports of Mesabi Range Bessemer Ore and Determination of the Producer Price Index for the Iron and Steel Subgroup” is amended to add the following paragraph at the end of the said Section:

“Notwithstanding the above, Class C Ore shall, for the period beginning January 1, 2002, and continuing for the remaining time of this Operating Agreement, be governed by the following:

The Producer Price Index for the Iron and Steel Subgroup, to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as the base), commodity code 101, published by the Bureau of Labor Statistics of the United States Department of Labor, herein referred to as the “PPI I/S”, for the second month in the quarterly period (i.e., for February, May, August or November, as the case may be) immediately preceding the quarter in which royalty payments are due on shipments made. For example: The Iron and Steel Subgroup Index for February would be used to calculate the royalty on shipments made in the second calendar quarter.”

Section 10(b) of the Operating Agreement entitled “Determination of Weight Recovery Factor” is amended to add the following paragraph at the end of said Section:

“Notwithstanding the above, beginning January 1, 2002, and continuing for the remaining time of this Operating Agreement, the factor of the percent of weight recovery for Class C Ore shall be   ***  .”

Section 11 of the Operating Agreement entitled “Minimum Royalty” is amended as follows:

1. Insert the following at the end of the first paragraph:

“Notwithstanding the above, beginning with the calendar year 2002, and continuing for the remaining time of this Operating Agreement, minimum rental or royalty shall be   ***   for each calendar year.”

2. Insert the following paragraph at the end of said Section:

“Notwithstanding the above, for the three-year period encompassing the years 2002, 2003 and 2004, Lessee guarantees to produce not less than   ***   of its total crude ore production for each and every year from the demised premises.”

Section 33 of the Operating Agreement entitled “Addresses” is replaced in its entirety with the following:

4

“For the purposes hereof, the address of the Lessors shall be:

Great Northern Iron Ore Properties

W-1290 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

or such other place as the Lessors will have last designated in writing to the Lessee; and the address of the Lessee shall be:

United States Steel LLC

Minnesota Ore Operations

P. O. Box 417

Mountain Iron, Minnesota 55768

or such other place as the Lessee will have last designated in writing to the Lessors.”

All other terms and conditions of the Indenture of Lease and Operating Agreement are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument in triplicate as of the day and year first above written, but effective as of January 1, 2002.

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

UNITED STATES STEEL LLC

By:	/s/ Charles C. Gedeon
Executive Vice President Raw Materials & Diversified Business

Attest:	/s/ Kenneth R. Peppesnoy
Assistant Secretary

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STATE OF MINNESOTA,	)
) ss.
COUNTY OF RAMSEY	)

On this 10th day of October, 2001, before me, a Notary Public within and for said County and State, appeared JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Rose M. Tester
Notary Public My commission expires: Jan. 31, 2005

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF ALLEGHENY	)

On this 5th day of September, 2001, before me, a Notary Public within and for said County and State, personally appeared CHARLES C. GEDEON, to me personally known, who, being by me duly sworn, did say that he is Executive Vice President – Raw Materials & Diversified Business of United States Steel LLC, a Delaware limited liability company, the company named in the foregoing instrument; that the seal affixed to said instrument is the seal of said company; and that said instrument was signed and sealed on behalf of said company by authority of its Board of Directors, and said Charles C. Gedeon acknowledged said instrument to be the free act and deed of said company.

/s/ Mary Margaret Hussey
Notary Public My commission expires: June 2, 2003

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THIS INDENTURE, made and entered into this 12th day of September, 2003, but effective as of July 1, 2003, by and between:

JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, as Trustees under that certain document dated December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as Great Northern Iron Ore Properties, parties of the first part, hereinafter referred to as “Lessors;” and

UNITED STATES STEEL CORPORATION (formerly known as UNITED STATES STEEL LLC and USX CORPORATION), a Delaware corporation,

party of the second part, hereinafter referred to as “Lessee.”

WITNESSETH

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1959, as amended by that certain document dated August 20, 1981, but effective as of January 1, 1978, and further amended by that certain document dated December 7, 1987, but effective as of January 1, 1987, and further amended by that certain document dated January 9, 1992, but effective as of January 1, 1992, and further amended by that certain document dated October 4, 1999, but effective as of January 1, 1997, and further amended by that certain document dated August 2, 2001, but effective as of January 1, 2002 (hereinafter referred to as the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to United States Steel Corporation, a Delaware corporation, a leasehold estate, until and including December 31, 2057, in the following described lands and premises situated and being in the County of St. Louis and State of Minnesota, to-wit:

The Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the East Half of the Southwest Quarter (E½ of SW¼), and the Southwest Quarter of the Southeast Quarter (SW¼ of SE¼) of Section Two (2); the Southwest Quarter of the Northeast Quarter (SW¼ of NE¼); and the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼) of

Section Eight (8); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

The Southeast Quarter (SE¼) of Section Thirty-five (35), Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof;

All the ores and minerals in, under, and upon Government Lot One (1) of Section One (1), Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by William P. Allen in 1882, EXCEPTING that part of said Government Lot One (1) that would be overlapped by and included within Government Lot Four (4) of Section Six (6), Township Fifty-eight (58) North, Range Seventeen (17) West of the Fourth Principal Meridian, according to the United States Government Survey thereof by Frank D. Howe in 1878 and all the ores and minerals in, under, and upon also Government Lots Two (2) and Three (3), the Southeast Quarter of the Northwest Quarter (SE¼ of NW¼), and the West Half of the Southwest Quarter (W½ of SW¼) of Section One (1); the Northwest Quarter (NW¼), and the Northeast Quarter of the Southeast Quarter (NE¼ of SE¼) of Section Two (2); the East Half of the Northeast Quarter (E½ of NE¼) of Section Three (3); the Northeast Quarter of the Southwest Quarter (NE¼ of SW¼); and the South Half of the Southwest Quarter (S½ of SW¼) of Section Five (5); the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼) of Section Seven (7); the North Half of the Northeast Quarter (N½ of NE¼), the Southeast Quarter of the Northeast Quarter (SE¼ of NE¼), the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼), the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼), the North Half of the Southwest Quarter (N½ of SW¼), and the Southeast Quarter (SE¼) of Section Eight (8); the Southwest Quarter of the Northwest Quarter (SW¼ of NW¼) of Section Nine (9); and the Northwest Quarter of the Northeast Quarter (NW¼ of NE¼) and the Northeast Quarter of the Northwest Quarter (NE¼ of NW¼) of Section Seventeen (17); all in Township Fifty-eight (58) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; and all the ores and minerals in, under, and upon also the North Half of the Southwest Quarter (N½ of SW¼) of Section Thirty-two (32); Township Fifty-nine (59) North, Range Eighteen (18) West of the Fourth Principal Meridian, according to the United States Government Survey thereof; together with all of the mining and other privileges, rights, interests and estates of the Lessors in or with respect to the lands described in this paragraph (including the privileges and rights to enter upon said lands and to explore for, mine and remove said ores and minerals); all as such ores and minerals, privileges, rights, interest and estates were excepted and reserved in prior deeds of record; and together with any and all right, title and interest that the Lessors may hereafter acquire in or with respect to said lands;

hereinafter referred to as the “demised premises,” for the several purposes defined in said Indenture of Lease; and

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WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Operating Agreement as to certain particulars.

NOW, THEREFORE, in consideration of the premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereto hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1959, as amended on August 20, 1981, but effective as of January 1, 1978, and further amended on December 7, 1987, but effective as of January 1, 1987, and further amended on January 9, 1992, but effective as of January 1, 1992, and further amended on October 4, 1999, but effective as of January 1, 1997, and further amended on August 2, 2001, but effective as of January 1, 2002, shall be and hereby is further amended and effective as of July 1, 2003, in the following particulars only, and not otherwise, to-wit:

Section 10 of the Operating Agreement entitled “Royalty” is amended as follows:

1. Add the following two paragraphs at the end of said Section:

“Notwithstanding the above, for the   ***-year period   ***   through   ***  , the royalty rate on Class C Ore shall be the product resulting from multiplying (i)   ***  , hereinafter referred to as the ‘   ***  ,’ by (ii) a ratio of the Producer Price Index for the Iron and Steel subgroup (PPI I/S), rounded to four decimal places, for the quarterly calculation period, as defined in Section 10(a) hereof, to the May   *** PPI I/S (   ***   ), said resulting product hereinafter referred to as the ‘   ***   ,’ rounded to the nearest one-tenth of one cent ($.001). For example:

*** x	PPI I/S Quarterly Calculation Period	= ***
May *** , PPI I/S ( *** )

For the   ***-year period   ***   through   *** , the   *** , as defined above, will be   *** , rounded to the nearest one-tenth of one cent ($.001), for Class C Ore shipped from the demised premises that exceeds   ***   crude ore tons in any stand alone calendar quarter.”

Section 11 of the Operating Agreement entitled “Minimum Royalty” is amended as follows:

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1.   Insert the following paragraph to follow the end of the second paragraph:

“Notwithstanding the above, for the   ***-year period   ***   through   ***  , minimum rental or royalty shall be   ***   for each calendar year or   ***   for each calendar quarter.”

2. Insert the following paragraph at the end of said Section:

“Notwithstanding the above, for the   ***-year period   ***   through   ***  , the following production guarantee provisions are required and supersede any overlapping terms previously stated hereinbefore:

For the   ***   -month period   ***   through   ***   , hereinafter referred to as ‘Period One,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed from the demised premises. If the    ***-month production tonnage guarantee of   ***   is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the   ***   production tonnage guarantee for the   ***-month period, said additional equivalent tonnage hereinafter referred to as the ‘Tonnage Guarantee Deficiency – Period One.’ Royalty due for the Tonnage Guarantee Deficiency – Period One shall be determined using the royalty rate then in effect for the fourth quarter of   ***    and shall be payable with the fourth quarter   ***   royalty payment. Payment for any Tonnage Guarantee Deficiency – Period One will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

For the   ***   -year period   ***   through   ***   , hereinafter referred to as ‘Period Two,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed for each and every year from the demised premises. If the annual   ***   production tonnage guarantee for any   ***   of the   ***   years included in Period Two is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the annual   ***   production tonnage guarantee for that year, said additional equivalent tonnage hereinafter referred to as the ‘Tonnage Guarantee Deficiency – Period Two.’ Royalty due for the Tonnage Guarantee Deficiency – Period Two shall be determined using the royalty rate then in effect for the fourth quarter of the respective calendar year and shall be payable with the fourth quarter royalty due for the respective calendar year in which said Tonnage Guarantee Deficiency – Period Two occurs. Payment for any Tonnage Guarantee Deficiency – Period Two, for any of the years   ***   , will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement; however, any Tonnage Guarantee Deficiency – Period Two, for any of the years   ***   , may be credited in subsequent years within Period Two in which shipments exceed the yearly production guarantee of   ***   and will not be carried beyond   ***   , the end of Period Two. Payment for any Tonnage Guarantee Deficiency for the year   ***   will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12

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of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

For the entire   ***   year period   ***   through   ***  , hereinafter referred to as ‘Period Three,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed for the entire   ***   year period from the demised premises. If the   ***   year production tonnage guarantee of   ***   is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the   ***   production tonnage guarantee for the   ***   year period, said additional equivalent tonnage hereinafter referred to as the ‘Tonnage Guarantee Deficiency – Period Three.’ Royalty due for the Tonnage Guarantee Deficiency – Period Three shall be determined using the royalty rate then in effect for the fourth quarter of   ***   and shall be payable with the fourth quarter   ***   royalty payment. Payment for any Tonnage Guarantee Deficiency – Period Three will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

However, in the event there is a Tonnage Guarantee Deficiency – Period Two for the annual guarantee for the specific year   ***   and a Tonnage Guarantee Deficiency – Period Three, then only the greater of the two deficiencies, not both deficiencies, will become due and payable. In any event, as stated above, said ‘greater’ deficiency paid will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

For the   ***-year period   ***   through   ***  , hereinafter referred to as ‘Period Four,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed for each and every year from the demised premises. If the annual   ***   production tonnage guarantee for any   ***   of the   ***   years included in Period Four is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the annual   ***   production tonnage guarantee for that year, said additional equivalent tonnage hereinafter referred to as the ‘Tonnage Guarantee Deficiency – Period Four.’ Royalty due for the Tonnage Guarantee Deficiency – Period Four shall be determined using the royalty rate then in effect for the fourth quarter of the respective calendar year and shall be payable with the fourth quarter royalty due for the respective calendar year in which said Tonnage Guarantee Deficiency – Period Four occurs. Payment for any Tonnage Guarantee Deficiency – Period Four for any of the years   ***  , will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement; however, any Tonnage Guarantee Deficiency – Period Four, for any of the years   ***  , may be credited in subsequent years within Period Four in which shipments exceed the yearly production guarantee of   ***   and will not be carried beyond   ***  , the end of Period Four. Payment for any Tonnage Guarantee Deficiency for the year   ***   will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

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For the entire   ***-year period   ***   through   ***  , hereinafter referred to as ‘Period Five,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed for the entire   ***-year period from the demised premises. If the   ***-year production tonnage guarantee of   ***   is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the   ***   production tonnage guarantee for the   ***-year period, said additional equivalent tonnage hereinafter referred to as ‘Tonnage Guarantee Deficiency – Period Five.’ Royalty due for the Tonnage Guarantee Deficiency – Period Five shall be determined using the royalty rate then in effect for the fourth quarter of   ***   and shall be payable with the fourth quarter   ***   royalty payment. Payment for any Tonnage Guarantee Deficiency – Period Five will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

However, in the event there is a Tonnage Guarantee Deficiency – Period Four for the annual guarantee for the specific year   ***   and a Tonnage Guarantee Deficiency – Period Five, then only the greater of the two deficiencies, not both deficiencies, will become due and payable. In any event, as stated above, said ‘greater’ deficiency paid will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement and shall not be credited toward any required production guarantee in any subsequent period.

For the   ***-month period   ***   through   ***  , hereinafter referred to as ‘Period Six,’ Lessee guarantees to produce (ship) not less than   ***   of its total crude ore crushed from the demised premises. If the   ***-month production tonnage guarantee of   ***   is not achieved, Lessee will pay Lessors for the additional equivalent tonnage required to attain the   ***   production tonnage guarantee for the   ***-month period, said additional equivalent tonnage hereinafter referred to as the ‘Tonnage Guarantee Deficiency – Period Six.’ Royalty due for the Tonnage Guarantee Deficiency –Period Six shall be determined using the royalty rate then in effect for the second quarter of   ***   and shall be payable with the second quarter   ***   royalty payment. Payment for any Tonnage Guarantee Deficiency – Period Six will not be recoverable with subsequent shipments as ‘Advance or Prepaid Royalty’ pursuant to the provisions of Section 12 of the Operating Agreement.”

Section 13 of the Operating Agreement entitled “Payment of Royalty Application of Lessee’s Surface Acquisition Costs” is amended to add the following paragraph at the end of said Section:

“Notwithstanding the above, for the   ***-year period   ***   through   ***  , Lessors shall allow, as a credit upon royalties as herein provided, up to   ***   of the St. Louis County Assessor’s Market Value, in aggregate, for all surface properties acquired in any calendar year during said   ***-year period. Lessee shall be obligated for any amount that exceeds   ***   of the St. Louis County Assessor’s Market Value, in aggregate, for all surface properties acquired in any calendar year during said   ***-year period. Regardless of the   ***   annual limit for which the Lessors are potentially obligated, as defined herein, once the acquisition is closed by the Lessee, Lessee will convey   ***   of the respective surface ownership acquired to the

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Lessors, or their nominee, by warranty deed, reserving therein a leasehold interest for the remaining term of the lease and subject to all and singular the terms and conditions of the lease and this Operating Agreement.”

All other terms and conditions of the Indenture of Lease and Operating Agreement are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument, in triplicate, as of the day and year first above written, but effective as of July 1, 2003.

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

/s/ John H. Roe, III
John H. Roe, III

All as Trustees as aforesaid

UNITED STATES STEEL CORPORATION

By:	/s/ David H. Lohr
David H. Lohr Vice President – Plant Operations

Attest:	/s/ Kenneth R. Peppesnoy
Assistant Secretary

7

STATE OF MINNESOTA,	)
) ss.
COUNTY OF RAMSEY	)

On this 7th day of November, 2003, before me, a Notary Public within and for said County and State, appeared JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Linda J. Bergen
Notary Public My commission expires: 1-31-2005

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF ALLEGHENY	)

On this 14th day of October, 2003, before me, a Notary Public within and for said County and State, personally appeared DAVID H. LOHR to me personally known, who, being by me duly sworn, did say that he is Vice President - Plant Operations of United States Steel Corporation, a Delaware corporation, the corporation named in the foregoing instrument; that the seal affixed to said instrument is the seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said David H. Lohr acknowledged said instrument to be the free act and deed of said corporation.

/s/ Mary Margaret Hussey
Notary Public My commission expires: June 2, 2007

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